                                 ---------------
                                      LEASE


                                     BETWEEN


                          SLOUGH ESTATES CANADA LIMITED


                                    LANDLORD

                                     - and -

                         UV SYSTEMS TECHNOLOGY INC. AND
                       SERVICES SYSTEMS INTERNATIONAL LTD.

                                     TENANT


                                 ---------------

                                  MAYFAIR PARK
                           COQUITLAM, BRITISH COLUMBIA


                                 ---------------

                                      INDEX

1.       DEFINITIONS...............................................................................1
         (a)               "Additional Rent".......................................................1
         (b)               "Net Rent" .............................................................1
         (c)               "Area of the Premises"..................................................1
         (d)               "Building" .............................................................1
         (e)               "Commencement Date" ....................................................1
         (f)               "Common Areas and Facilities"...........................................1
         (g)               "Environmental Laws" ...................................................2
         (h)               "Expiry Date"...........................................................2
         (i)               "GST" ..................................................................2
         (j)               "Hazardous Substance" or "Hazardous Substances" ........................2
         (k)               "Industrial Park".......................................................2
         (l)               "Insurance Costs".......................................................2
         (m)               "Land" .................................................................2
         (n)               "Landlord"..............................................................2
         (o)               "Landlord's Mortgagees".................................................2
         (p)               "Lease".................................................................2
         (q)               "Leasehold Improvements"................................................2
         (r)               "Lease Summary".........................................................2
         (s)               "Management Fee" .......................................................2
         (t)               "Mortgages" ............................................................2
         (u)               "Operating Expenses"....................................................2
         (v)               "Operating Year" .......................................................3
         (w)               "Park"..................................................................3
         (x)               "Park Costs"............................................................4
         (y)               "Premises"..............................................................4
         (z)               "Prime Rate" ...........................................................4
         (aa)              "Relative Portion"......................................................4
         (bb)              "Release"...............................................................4
         (cc)              "Rent"..................................................................4
         (dd)              "Rentable Area".........................................................4
         (ee)              "Roof"..................................................................4
         (ff)              "Sales Taxes"...........................................................4
         (gg)              "Sign"..................................................................4
         (hh)              "Taxes".................................................................5
         (ii)              "Tenant's Proportionate Share" .........................................5
         (jj)              "Tenant's Taxes"........................................................5
         (kk)              "Term"..................................................................5
         (ll)              "Transfer"..............................................................6
         (mm)              "Transferee" ...........................................................6
         (nn)              "Utility Costs".........................................................6

2.       THE DEMISE................................................................................6

3.       TERM......................................................................................6

4.       RENT......................................................................................6
         4.1               Annual Net Rent and Additional Rent.....................................6
         4.2               To Pay..................................................................6
         4.3               No Abatement............................................................7
         4.4               Pre Authorized Payments.................................................7

                                      -3-

         4.5               Adjustment..............................................................7
         4.6               Accrual of Annual Net Rent..............................................7
         4.7               Net Lease...............................................................7
         4.8               Sales Taxes.............................................................8

5.       ADDITIONAL RENT...........................................................................8
         5.1               Estimated Expenses......................................................8
         5.2               Payment.................................................................8
         5.3               Landlord's Certificate..................................................8

6.       TENANT'S TAXES AND UTILITY COSTS..........................................................8
         6.1               Payment.................................................................8
         6.2               Evidence of Payment.....................................................8

7.       USE OF PREMISES...........................................................................8
         7.1               Use of Premises.........................................................8
         7.2               Common Areas and Facilities.............................................9
         7.3               Compliance with Laws...................................................10

8.       INDEMNITY AND INSURANCE..................................................................11
         8.1               Tenant's Insurance.....................................................11
         8.2               Indemnify Landlord.....................................................12
         8.3               Landlord's Insurance...................................................13
         8.4               Limitation of Liability of Landlord....................................13

9.       MAINTENANCE, REPAIRS, AND ALTERATIONS....................................................14
         9.1               Repair by Tenant.......................................................14
         9.2               Repair on Notice.......................................................14
         9.3               Business and Trade Fixtures............................................15
         9.4               Alterations and Additions..............................................15
         9.5               Leasehold Improvements.................................................15
         9.6               Landlord's Repairs.....................................................16

10.      DAMAGE, DESTRUCTION, OR EXPROPRIATION OF THE PREMISES....................................16
         10.1              Damage and Destruction.................................................16
         10.2              Expropriation..........................................................16

11.      ASSIGNMENT AND SUBLETTING................................................................17
         11.1              Assignment and Subletting..............................................17

12.      DEFAULT..................................................................................18
         12.1              Payments by Landlord Regarded as Rent..................................18
         12.2              Re-Entry on Default....................................................18
         12.3              Bankruptcy or Insolvency of Tenant.....................................18
         12.4              Sale and Reletting.....................................................19
         12.5              Termination............................................................19
         12.6              Distress...............................................................19
         12.7              Landlord's Expenses Enforcing Lease....................................20
         12.8              Remedies Cumulative....................................................20

13.      SUBORDINATION, ATTORNMENT, AND STATUS CERTIFICATE........................................20
         13.1              Provide Financial Information..........................................20
         13.2              Subordination..........................................................20

                                      -4-

         13.3              Attornment.............................................................20
         13.4              Estoppel Certificate...................................................21

14.      QUIET ENJOYMENT..........................................................................21

15.      MISCELLANEOUS COVENANTS..................................................................21
         15.1              Signs..................................................................21
         15.2              Rubbish................................................................21
         15.3              Abate Nuisance.........................................................21
         15.4              No Excavation..........................................................21
         15.5              Easements..............................................................21
         15.6              Liens..................................................................22
         15.7              Registered Charges.....................................................22
         15.8              Exhibit Premises.......................................................22
         15.9              No Auctions............................................................22
         15.10             Entry for Benefit of Adjoining Premises................................22

16.      MISCELLANEOUS............................................................................23
         16.1              Registration of Lease..................................................23
         16.2              No Warranties..........................................................23
         16.3              No Waiver..............................................................23
         16.4              Notices................................................................23
         16.5              Peaceful Surrender.....................................................23
         16.6              Holding Over...........................................................24
         16.7              Inability to Perform...................................................24
         16.8              Interest...............................................................24
         16.9              Governing Law..........................................................24
         16.10             Number and Gender......................................................24
         16.11             Covenants..............................................................24
         16.12             Time of the Essence....................................................24
         16.13             Headings...............................................................25
         16.14             Enurement..............................................................25
         16.15             Continuation of Obligations............................................25
         16.16             Landlord's Limit of Liability..........................................25
         16.17             Consents...............................................................25
         16.18             Amendments.............................................................25
         16.19             Landlord Improvements..................................................25
         16.20             Schedules..............................................................26

                             MAYFAIR PARK, COQUITLAM

                           MULTI-TENANT INDUSTRIAL LEASE

                                  LEASE SUMMARY

THIS LEASE SUMMARY is attached to and forms part of the Indenture of Lease
dated October          , 2000.
BETWEEN:

                  SLOUGH ESTATES CANADA LIMITED
                  6285 NORTHAM DRIVE, SUITE 300
                  MISSISSAUGA, ONTARIO
                  L4V 1X5
                                                               (the "Landlord")

AND:

                  UV SYSTEMS TECHNOLOGY INC. AND
                  SERVICES SYSTEMS INTERNATIONAL LTD. BOTH OF
                  2800 INGLETON AVENUE
                  BURNABY, BRITISH COLUMBIA
                  V5C 6G7
                                                   (collectively the "Tenant")

ARTICLE OR CLAUSE

Schedule A                          Civic Address of the Premises:

                                    Unit 2, Building 2 (Unit #202)
                                    11 Burbidge Street, Coquitlam
                                    British Columbia

1.1                                 Area of the Premises:
                                    10,610 square feet (subject to final
                                    measurement)

1.1 and 3                           Term:
                                    Five (5) years

                                    During any period prior to the commencement of the Term (including the period from the date upon which the Premises are ready for the construction of the Tenant Improvements until the commencement of the Term) in which the Tenant is permitted to have occupancy of the Premises, whether exclusively or in common with the Landlord, its contractors, sub-contractors, or employees, the Tenant shall be bound by all the provisions of the Lease saving those requiring the payment of Annual Net Rent or the Tenant's Proportionate Share of Operating Expenses and Taxes. The Tenant shall however be required to pay all hydro and utility costs.

1.1                                 Commencement Date:
                                    January  1, 2001

1.1                                 Expiry Date:
                                    December  31, 2005

4.1(a) Annual Net Rent Commencing: January 1, 2001 and terminating: December 31, 2005 payable as follows:


PERIOD                                   PER ANNUM                PER MONTH
January 1, 2001 to December 31, 2001-    $66,312.50 plus GST      $5,526.04 plus GST
January 1, 2002 to December 31, 2002-    $67,904.00 plus GST      $5,658.67 plus GST
January 1, 2003 to December 31, 2003-    $69,495.50 plus GST      $5,791.29 plus GST
January 1, 2004 to December 31, 2004-    $71,087.00 plus GST      $5,923.92 plus GST
January 1, 2005 to December 31, 2005-    $72,678.50 plus GST      $6,056.54 plus GST

4.1(b)                              Additional Rent commences January  1, 2001

7.1                                 Use of Premises:
                                    Offices, manufacturing, product testing and
                                    Warehousing and Distribution by Tenant and other business uses required by the Tenant which are not unlawful, provided such complies with all applicable laws, by laws regulations or other governmental ordinances from time to time in existence and approved by the Landlord, such approval not to be unreasonably withheld.

PARKING AND LOADING

The Landlord shall provide fourteen (14) parking stalls to the Tenant on a 24-hour per day basis on the site within a close proximity of the Premises plus the use of the unassigned general parking stalls in the Industrial Park on a first come first serve basis at no cost during the initial Lease Term. The Tenant shall also be permitted to park in their loading area provided that the Tenant does not impede the loading access to the remainder of the Building and Industrial Park. The Tenant shall have unimpeded use of the two (2) loading doors forming part of the Premises.

15.1   SIGNS

The Landlord shall grant the Tenant the right to place signage in conjunction with the Landlord's signage policy for the building and the park. Such signage shall comply with all rules and regulations of the local Municipal authority and shall comply with the Landlord's signage policy for the industrial park and shall first be approved in writing by the Landlord acting reasonably. The Tenant shall submit details of proposed signage to the Landlord.

FIBRE OPTIC

Permit fibre optic service suppliers of the Tenant's choice to service the Premises. The Landlord shall not be responsible for any costs associated with the installations of any fibre optic services.

Any communication services supplied to the Premises shall be for the sole use of the Tenant and shall not be used by the Tenant or any other entity for the commercial distribution, redistribution, transmission, retransmission, or provision of services to any other tenant or occupant of the Building or for transmission, distribution or provision of services to any entity, whether or not such entity is a customer of the Tenant, who are not tenants or occupants of the Building.

16.4                                Landlord's Address for Rent Payments and
                                    Notices:
                                    SLOUGH ESTATES CANADA LIMITED
                                    6285 Northam Drive, Suite 300
                                    Mississauga, Ontario
                                    L4V 1X5

16.4                                Tenant's Address for Notices:
                                    UV SYSTEMS TECHNOLOGY INC. AND
                                    SERVICE SYSTEMS INTERNATIONAL LTD.
                                    Unit #2 Building #2 (Unit #202)
                                    11 Burbridge Street
                                    Coquitlam, British Columbia

                                    ------------------------
                                    Attention:


16.19                               Deposit:  $ 12,298.76 .
                                    to be applied equally against the first
                                    month's and last month's Annual Net Rent and Additional Rent due under this Lease

Schedule E                          Option to Extend - 1 x Five (5) years

Schedules:

Schedule "A" - Plan of Premises
Schedule "A1" - Site Plan
Schedule "B" - Landlord's Work
Schedule "C" - Hazardous Substances
Schedule "D" - Rules and Regulations
Schedule "E" - Option to Extend

The articles, clauses, or Schedules of this Lease identified above in the margin are those articles, clauses, or Schedules where references to particular Lease information initially appears. Each such reference shall incorporate the applicable information from this Lease Summary.


The Corporate Seal of                   The Corporate Seal of
UV SYSTEMS TECHNOLOGY INC.              SERVICE SYSTEMS INTERNATIONAL INC.
has been affixed to this document       has been affixed to this document in
in the presence of:                     the presence of:


-------------------------------         --------------------------------
Authorized Signatory                    Authorized Signatory


                            c/s                                      c/s
-------------------------------         --------------------------------
Authorized Signatory                    Authorized Signatory

I/We have authority to bind the         I/We have authority to bind the
Corporation.                            Corporation.


The Corporate Seal of SLOUGH ESTATES
CANADA LIMITED has been affixed to
this document in the presence of:


-------------------------------
Authorized Signatory


                             c/s
--------------------------------
Authorized Signatory

I/We have authority to bind the Corporation.

THIS LEASE made as of the day of October _____ , 2000.

BETWEEN:

               SLOUGH ESTATES CANADA LIMITED
               a company incorporated under the laws of the Province of Ontario, having its head office at the City of Mississauga, in the Province of Ontario

               (the "Landlord")

AND:

               UV SYSTEMS TECHNOLOGY INC. AND
               SERVICE SYSTEM INTERNATIONAL LTD.
               a company incorporated under the laws of the State of Nevada, USA

               (collectively the"Tenant")

1.       DEFINITIONS

1.1 The Landlord and the Tenant hereby agree that in this Lease the following words or phrases shall, unless there is something in the context inconsistent therewith, have the meanings hereinafter set out:

(a)      "ADDITIONAL RENT" shall mean:

         (i) to the extent such are not paid directly by the Tenant, the Utility Costs and Tenant's Taxes,

         (ii) the Tenant's Proportionate Share of the Operating Expenses, and

         (iii)    the Tenant's Proportionate Share of Park Costs, and

         (iv) all other sums which may be payable to the Landlord hereunder or reimbursable to the Landlord hereunder, including, without limitation, all interest and penalties payable by the Tenant hereunder, whether or not such sums are referred to as Rent or Additional Rent or otherwise, but Additional Rent shall not include the annual Net Rent;

(b) "NET RENT" shall mean the amount specified as such in the Lease Summary as amended by written agreement of the Landlord and the Tenant from time to time;

(c) "AREA OF THE PREMISES" shall mean the aggregate of the areas specified in the Lease Summary, which areas shall be measured from the exterior face of exterior walls and the centre line of any internal demising walls, without deduction for any columns or projections;

(d) "BUILDING" shall mean all buildings and improvements erected or to be erected on the Land;

(e) "COMMENCEMENT DATE" shall mean the date specified as such in the Lease Summary;

(f) "COMMON AREAS AND FACILITIES" shall mean all of the Land and the Building including, without limitation, the Roof, exterior and interior walls and structural elements including bearing walls, electrical, plumbing, drainage, mechanical, and other installations or services as well as the structures housing the same, fire prevention and communication systems, loading areas, parking areas, driveways, landscaped areas, retaining walls, washrooms (other than washrooms within the Premises or within other premises leased to tenants), any railway spur lines servicing the Building, and all fixtures, general signs, lighting facilities, improvements, equipment, and installations thereupon or therein which the Landlord provides or designates from time to time for the general use by or for the benefit of the Tenant in common with other tenants and other persons permitted by the Landlord; provided however that the Common Areas and Facilities shall exclude all of the Rentable Area, whether or not leased to tenants, and it shall further exclude all areas of the Land in respect of which the Landlord has granted to the Tenant or any other tenant an exclusive easement;

(g) "ENVIRONMENTAL LAWS" means any statutes, laws, regulations, orders, bylaws, standards, guidelines, permits, and other lawful requirements of any governmental authority having jurisdiction over the Premises now or hereafter in force relating in any way to the environment, health, occupational health and safety, or transportation of dangerous goods, including the principles of common law and equity;

(h)      "EXPIRY DATE" shall mean the date specified as such in the Lease
         Summary;

(i) "GST" means the tax levied under Part IX of the Excise Tax Act (Canada) as the same may be amended or substituted from time to time;

(j) "HAZARDOUS SUBSTANCE" or "HAZARDOUS SUBSTANCES" shall have the definition ascribed in Schedule "C" attached to and forming part of this Lease ;

(k) "INDUSTRIAL PARK" shall mean the area outlined in green on the plan attached as Schedule "A1";

(l) "INSURANCE COSTS" shall mean all premiums and other amounts which the Landlord may expend in effecting or maintaining insurance coverage under the provisions of this Lease;

(m) "LAND" shall mean all and singular that certain parcel or tract of land described in Schedule A1;

(n) "LANDLORD" shall mean the owner or the mortgagees in possession for the time being of the Premises only during and in respect of their respective periods of interest in the Premises;

(o) "LANDLORD'S MORTGAGEES" shall mean any and all existing or proposed mortgagees, debenture-holders, and trustees on behalf of mortgagees holding any Mortgages;

(p) "LEASE" shall mean this indenture together with the Lease Summary and all schedules attached hereto;

(q) "LEASEHOLD IMPROVEMENTS" means all fixtures (other than the Tenant's trade fixtures), improvements, additions, partitions, equipment, and alterations from time to time made to or installed in the Premises by any person;

(r) "LEASE SUMMARY" shall mean pages 1, 2 and 3 attached to and forming part of this Lease and headed "Lease Summary";

(s) "MANAGEMENT FEE" shall mean an amount established for supervision and management of the Building, Land and the Park, such Management Fee to be paid in equal monthly instalments on the first day of each month during the Term as part of the Operating Expenses;

(t) "MORTGAGES" shall mean all mortgages, debentures, deeds of trust, and mortgages securing bonds and all instruments and indentures supplemental thereto which may now or hereafter charge the Land and Premises, and all renewals, modifications, consolidations, replacements, and extensions thereof;

(u) "OPERATING EXPENSES" shall mean all expenses in connection with the operating maintaining, restoring, renewing, improving, rebuilding, replacing, expanding, extending, altering and equipping all or any portion of the Land, the Building, and the Premises and, without restricting the generality of the foregoing, shall include:

         (i)      the Taxes;

         (ii)     the Insurance Costs;

         (iii) all charges for water, gas, electricity, and other utilities and services used on or in respect of any part of the Land and the Building and all fittings, machines, apparatus, meters, and any other thing leased in respect thereof, and all work and services performed by any corporation, authority, or commission in connection with such utilities, but excluding Utility Costs, paid for directly by Tenant to supplier;

         (iv) salaries and wages (including employee benefits and workers' compensation assessments), and all independent service contract and supplies incurred in cleaning, maintenance, garbage collection and disposal, operation, security, landscape repair and maintenance, snow removal, and traffic control;

         (v) repairs and maintenance of all or any portion of the Land and the Building, including without limitation the Common Areas and Facilities and the proportionate share of Park Costs allocated to the Premises;

         (vi) consultants' fees as required from time to time and the costs and fees incurred in the preparation of any statements of Operating Expenses, and incurred by the Landlord for legal proceedings taken in order to protect or preserve the general well-being of the tenants of the Building or their use and enjoyment of the Building, or to enforce covenants in any leases as they affect the general well-being of the tenants of the Building;

         (vii) capital improvements required pursuant to any governmental law or regulation which were not required at the time of construction of the Building, capital improvements which in the opinion of the Landlord will reduce projected Operating Expenses, and all other capital improvements deemed necessary by the Landlord for periodic repair or replacements, all amortized over the useful life of the improvements as determined by the Landlord in accordance with generally accepted accounting principles, plus the cost of purchasing any extended warranties, but excluding any costs of repairs to structural elements of the Building or costs of replacement or substantial repair of the Roof, except for any repairs required as a result of damage caused by the negligence of the Tenant;

         (viii) an amount equal to the difference between the proceeds of insurance payable to the Landlord in respect of the damage or destruction of the Building and the costs and expenses to repair, rebuild, and make fit the Building to the extent of any deductible contained in any insurance policy effected by the Landlord pursuant to its covenant to insure herein contained;

         (ix) the Management Fee equal to 15% of the Additional Rent or the total charges of any independent contractors or managers engaged in managing the Building and/or the Industrial Park; and

         (x) GST or other Sales Taxes on goods and services provided by or on behalf of the Landlord;

         but Operating Expenses shall not include interest on the Landlord's debt, capital retirement of the Landlord's debt, costs incurred in leasing or procuring new tenants;

(v) "OPERATING YEAR" shall mean a 12-month period which shall be established by the Landlord from time to time, commencing on the first day of a month in any calendar year and ending on the last day of the 12th following month, provided that the first operating period shall commence on the Commencement Date and end on the last day of the Landlord's designated Operating Year next following and the last operating period shall terminate to coincide with the Expiry Date;

(w) "PARK" means those certain parcels or tracts of lands owned by the Landlord and located in Coquitlam, British Columbia and commonly known as "Mayfair Park", including all buildings, improvements and facilities located or constructed thereon, of which the Development forms a part.

(x) "PARK COSTS" means those certain costs and expenses related to the maintenance and operation of the Park as a whole and the improvements and facilities comprising the Park, as opposed to any single building or single legal lot or parcel within the Park, provided there shall be no duplication between Operating Expenses and Park Costs.

(y) "PREMISES" shall mean the portion of the Building shown outlined in heavy dark lines and identified as "Premises" on the plan attached hereto as Schedule A, with any exclusions as indicated on Schedule A, together with the Leasehold Improvements;

(z) "PRIME RATE" means that annual rate of interest (commonly known as the prime rate) charged by The Royal Bank of Canada at its main branch, Vancouver, British Columbia from time to time to its most creditworthy commercial customer (or if The Royal Bank of Canada shall cease to quote such rate, such rate as is quoted by any other Canadian Chartered Bank designated by the Landlord, or if all Canadian Chartered Banks cease to quote such rate, the last quoted rate by The Royal Bank of Canada or, if applicable, the designated Canadian Chartered Bank), and if such rate shall be changed during any day the rate payable hereunder shall be the rate applicable at the commencement of such day, the intention being that the interest rate applicable and payable hereunder shall fluctuate from time to time as and when the prime rate fluctuates;

(aa) "RELATIVE PORTION" shall mean, with respect to any amount payable under this Lease, that fraction which has as its denominator the period of time expressed in days in respect of which an amount payable hereunder is calculated and which has as its numerator the number of days within the same calculation period, but which fall within the Term or any renewal period;

(bb) "RELEASE" includes release, spill, leak, pump, pour, emit, discharge, eject, escape, leach, dispose, or dump;

(cc)     "RENT" shall mean the Annual Net Rent and the Additional Rent;

(dd) "RENTABLE AREA" shall mean the total area expressed in square feet or its metric equivalent of space of the Building, as may be amended by the Landlord from time to time;

(ee) "ROOF" shall mean the roof membrane, roof insulation, and roof deck of the Building;

(ff) "SALES TAXES" shall mean any and all taxes, fees, levies, charges, assessments, rates, duties, and excises (whether characterized as sales taxes, purchase taxes, goods and services taxes, or any other form) which are imposed on the Landlord, which the Landlord is liable to pay or which the Landlord is liable to collect and remit, and which are levied, rated, or assessed on the act of entering into this Lease or otherwise on account of this Lease, on the use or the occupancy of the Premises or any portion thereof, on the Rent payable under this Lease or any portion thereof, or in connection with the business of renting the Premises or any portion thereof, including, without limitation, GST.

Provided however that Sales Taxes shall exclude all of the following:

         (i) income tax under Part I of the INCOME TAX ACT, R.S.C. 1985 (5th Supp.), c. 1 as it existed on the Commencement Date,

         (ii)     the Tenant's Taxes,

         (iii)    the Taxes.

(gg) "SIGN" shall mean any sign, picture, notice, lettering, direction, or other advertising or informational device of whatever nature;

(ii) "TAXES" shall mean all taxes, fees, levies, charges, assessments, rates, duties, and excises which are now or may hereafter be levied, imposed, rated, or assessed upon or with respect to the Land or the Building or any part thereof or any personal property of the Landlord used therefor, whether levied, imposed, rated, or assessed by the government of Canada, the government of British Columbia, or any political subdivision, political corporation, district, municipality, city, or other political or public entity, and whether or not now customary or in the contemplation of the parties on the date of this Lease. Without restricting the generality of the foregoing, Taxes shall include all:

         (i) real property taxes, general and special assessments, and capital taxes;

         (ii) taxes, fees, levies, charges, assessments, rates, duties, and excises for transit, housing, schools, police, fire, or other governmental services, or for purported benefits to the Land or the Building;

         (iii) local improvement taxes, service payments in lieu of taxes, and taxes, fees, levies, charges, assessments, rates, duties, and excises, however described, that may be levied, rated, or assessed as a substitute for, or as an addition to, in whole or in part, any property taxes or local improvement taxes; and

         (iv) costs and expenses, including legal and other professional fees and interest and penalties on deferred payments, incurred by the Landlord in contesting or appealing any taxes, assessments, rates, levies, duties, excises, charges, or other amounts as aforesaid.

                  The Landlord estimates that the Taxes for the calendar year 2000 will be based on $1.50 per square foot of the Area of the Premises. It is understood and agreed that Municipal Taxes may be collected on an estimated one-twelfth (1/12th) basis and are subject to change from time to time throughout the Term:

         but Taxes shall exclude all of the following:

         (i) income tax under Part I of the Income Tax Act, R.S.C. 1985 (5th Supp.), c. 1 as it existed on the Commencement Date,

         (ii)     the Tenant's Taxes; and

         (iii)    the Sales Taxes.

(hh) "TENANT'S PROPORTIONATE SHARE" shall mean the percentage calculated to the second decimal place, which percentage is equivalent to a fraction having as its numerator the Area of the Premises expressed in square feet or the metric equivalent thereof and having as its denominator the Rentable Area expressed in the same form of measurement as the numerator, provided that the percentage shall be changed in the event of a change to the Rentable Area or the Area of the Premises;

(ii) "TENANT'S TAXES" shall mean all taxes, fees, levies, charges, assessments, rates, duties, and excises which are now or may hereafter be levied, imposed, rated, or assessed by any lawful authority relating to or in respect of the business of the Tenant or relating to or in respect of personal property and all business and trade fixtures, machinery and equipment, cabinet work, furniture, and movable partitions owned or installed by the Tenant at the expense of the Tenant or being the property of the Tenant, or relating to or in respect of the Leasehold

         Improvements or other improvements to the Premises built, made, or installed by the Tenant, on behalf of the Tenant or at the Tenant's request, whether any such amounts are included by the taxing authority in the Taxes;

(jj)     "TERM" shall mean the term specified in the Lease Summary;

(kk) "TRANSFER" shall mean any transfer, assignment, charge, mortgage, sublease, licence, sharing of possession, parting with possession, or any other disposition of this Lease or any estate or interest therein or the Premises or any part thereof, including without limitation a transfer by operation of law;

(ll) "TRANSFEREE" shall mean any person to whom a Transfer is made or intended to be made; and

(mm) "UTILITY COSTS" shall mean all charges for water, gas, telephone, electric light and power, and all other utilities and services used on or in respect of the Premises or any part thereof, whether separately metered to the Premises or as allocated by the Landlord, acting reasonably to the Premises together with all costs and charges for all fittings, machines, apparatus, meters, and any other thing leased or supplied in respect thereof and all costs and charges for all work and services performed by any corporation, authority, or commission in connection with such utilities and services in respect of the Premises, whether separately charged to the Premises or allocated by the Landlord, acting reasonably, to the Premises.

2.       THE DEMISE

In consideration of the rents, covenants, conditions, and agreements hereinafter respectively reserved and contained, the Landlord hereby leases to the Tenant the Premises, subject to the easements and rights-of-way now registered against the title to the Land and any future easements and rights-of-way which may be registered against title to the Land in accordance with clause 7.2.

3.       TERM

The Tenant shall have and hold the Premises, subject to the exceptions and reservations aforesaid, unto the Tenant for the Term from and including the Commencement Date until and including the Expiry Date.

4.       RENT

4.1      ANNUAL NET RENT AND ADDITIONAL RENT

The Tenant shall pay to the Landlord during the Term the following Rent payable at the Landlord's address specified in the Lease Summary or at such other place as the Landlord may from time to time designate in writing, in the following instalments:

(a) the Annual Net Rent (plus applicable GST) payable in advance in consecutive monthly instalments on the first day of each and every month in each and every year of the Term, commencing on the Commencement Date and continuing until and including the first day of the month in which the Expiry Date falls; and

(b) the Additional Rent payable in advance in consecutive monthly instalments on the first day of each and every month in each and every year of the Term, commencing on the Commencement Date and continuing until and including the first day of the month in which the Expiry Date falls, unless indicated otherwise in this Lease.

4.2      TO PAY

The Tenant shall pay the Annual Net Rent and Additional Rent when due in accordance with the provisions of this Lease.

4.3      NO ABATEMENT

The Tenant covenants and agrees with the Landlord that all of the Rent payable under this Lease shall be paid by the Tenant without demand, deduction, set-off, or abatement whatsoever, except as specifically provided in subclause 10.1(a). The Tenant covenants and agrees that the Landlord may at its option apply all sums received from or due to the Tenant against any amounts due and payable hereunder in such manner as the Landlord may see fit, regardless of any designation or instructions by the Tenant to the contrary except in respect of amounts in dispute.

4.4      PRE AUTHORIZED PAYMENTS

Prior to the commencement of the Term, the Tenant shall arrange with its banker to have all monthly payments of Annual Net Rent and estimated Additional Rent and any additional payments required pursuant to this Lease (as determined from time to time by the Landlord acting reasonably) payable hereunder paid directly to:

Royal Bank of Canada, Main Branch
Royal Bank Plaza, P.O. Box 1
Toronto, Ontario
M5J 2J5 Account No. 277-357-00

or such other and/or Bank as the Landlord may from time to time direct in writing, by way of Post-dated Chequing, or other similar arrangement acceptable to the Landlord. The Landlord shall advise the Tenant each calendar year during the Term of its revised estimate of the amount of the additional payments required pursuant to the Lease payable by the Tenant for such year and shall provide the Tenant with the particulars thereof. The Tenant shall take the steps required to amend the arrangements with its banker made pursuant to this paragraph to provide for the payment of the revised estimates. The Tenant shall provide the Landlord with evidence of such arrangements from time to time upon and shall not cancel such arrangements without giving the Landlord at least 30 days' prior written notice. The Landlord agrees that so long as the Tenant is Canadian Tire Real Estate Limited and the Tenant is not in default in payment of rent requiring notice of such default more than once in each year of the Term or any renewal or extension thereof the Landlord will not require Canadian Tire Real Estate Limited to pay rent by direct payment or post dated cheques.

4.5      ADJUSTMENT

If the Term shall commence or cease on a day other than the commencement of or the end of any period of time in respect to which any amount payable hereunder is calculated, then the Tenant shall pay to the Landlord its Relative Portion of such amount for such period of time. Without limiting the generality of the foregoing, if the Term does not subsist during the whole of any calendar year, the Tenant shall pay the Relative Portion of the Tenant's Proportionate Share of the estimated and actual Operating Expenses for such Operating Year.

4.6      ACCRUAL OF ANNUAL NET RENT

The Annual Net Rent shall accrue from day to day. Where the calculation of any Additional Rent is not made until the termination or expiry of this Lease, the obligation of the Tenant to pay such Additional Rent shall survive the termination or expiry of this Lease and such amounts shall be payable by the Tenant upon demand by the Landlord.

4.7      NET LEASE

It is the intention of the parties that this Lease shall be a net lease and that the Annual Net Rent provided to be paid to the Landlord hereunder shall be net to the Landlord and shall yield to the Landlord the entire such rental during the Term and any renewal thereof without abatement for any cause whatsoever except as set forth in subclause 10.1(a). Save as specifically set forth in this Lease, all costs, expenses, and obligations of every kind and nature whatsoever relating to the Premises whether or not herein referred to and whether or not of a kind now existing or within the contemplation of the parties, shall be paid by the Tenant.

4.8      SALES TAXES

The Landlord will, acting reasonably, estimate the amount of Sales Taxes to be paid in advance with monthly payments of Rent for the period to which the estimate applies; and any necessary adjustment will be made in the same manner as set out in clause 5.2. Amounts payable by the Tenant as Sales Taxes will not be deemed to be Rent or Additional Rent, but the Landlord will have the same rights and remedies for non-payment of Sales Taxes as it has for non-payment of Rent.

5.       ADDITIONAL RENT

5.1      ESTIMATED EXPENSES

The Landlord shall have the right to make reasonable estimates of the amount of any or all of the Additional Rent for each Operating Year during the Term.

5.2      PAYMENT

The Tenant shall pay to the Landlord in equal monthly instalments on the first day of each month during each Operating Year the Additional Rent or any portion thereof as estimated by the Landlord for the Operating Year which falls in whole or in part within the respective Operating Year. In the event that the Tenant makes any overpayment to the Landlord on account of any Additional Rent payable under this Article 5 during any Operating Year, the Tenant shall be entitled to a credit or a refund, at the Landlord's option, to the Tenant's account in respect of the payment of such item of Additional Rent for the next succeeding Operating Year. Upon the expiry of the Term and any renewal thereof and the fulfilment by the Tenant of all of its obligations under this Lease, any remaining credit shall be refunded to the Tenant.

5.3      LANDLORD'S CERTIFICATE

A certificate of an officer of the Landlord as to the actual Additional Rent or any portion thereof for any Operating Year shall, subject to the Tenant's right to request further detailed information with regard to such Landlord's certificate within sixty (60) days of receipt thereof, be final and binding upon the Tenant and the Landlord.

6.       TENANT'S TAXES AND UTILITY COSTS

6.1      PAYMENT

The Tenant shall promptly pay to the applicable authorities the Tenant's Taxes and the Utility Costs as they become due.

6.2      EVIDENCE OF PAYMENT

The Tenant shall provide to the Landlord, when and if requested by the Landlord, receipts for payments made by the Tenant in respect of the Tenant's Taxes and the Utility Costs.

7.       USE OF PREMISES

7.1      USE OF PREMISES

The Tenant shall occupy the Premises and commence its business operations in the Premises from and after the Commencement Date and shall thereafter throughout the Term and any renewal or extension thereof conduct its business as set out in the Lease Summary hereof continuously, actively and diligently in the whole of the Premises in a reputable and first class manner. The Tenant shall not use the Premises or the Common Areas and Facilities nor allow the Common Areas and Facilities to be used for any purpose other than that specified in the Lease Summary, nor in any manner inconsistent with such use and occupation, and the Tenant shall not, at any time during the Term or any renewal thereof, commit or suffer to be committed any waste upon the Premises or the Common Areas and Facilities, nor shall the Tenant use, exercise, carry on, or permit, or suffer to be used, exercised, or carried on, in, or upon the Premises or the Land, or any part thereof, any noxious, noisome, or offensive art, trade, business, occupation, or calling, or keep, sell, use, handle, or dispose of any merchandise, goods, or things which are objectionable, or by which the Premises or the Land or any part thereof may be damaged or injuriously affected, and no act, matter, or thing whatsoever shall, at any time during the Term or any renewal thereof, be done in or upon the Premises or the Land or any part thereof which may result in annoyance, nuisance, grievance, damage, or disturbance to other tenants or occupiers of the Building or to the occupiers or owners of any other lands or premises or to the holders of any registered easement, right of way, or other encumbrance charging the whole or part of the Land or the Building. The Tenant shall use its best efforts to prevent anything being done on the Premises or the Land which may result in any premises other than the Premises being picketed or otherwise subjected to industrial action or demonstrations. The Tenant shall forthwith take all action and proceedings reasonably necessary to cause such picketing, industrial action, and demonstrations to cease without delay. The Tenant shall not place in the Premises any heavy machinery or equipment without first obtaining the consent, in writing, of the Landlord. The Tenant shall immediately advise the Landlord of the presence of, and shall do all things necessary to remove, any dangerous condition from time to time existing on the Premises, the Building, or the Land, and arising as a result of the act or omission of the Tenant or any person for whom the Tenant is, at law, responsible.

7.2      COMMON AREAS AND FACILITIES

(a) The use and occupation of the Premises by the Tenant shall include the non-exclusive licence to use, in common with others entitled thereto, the Common Areas and Facilities, subject to this Lease and to the exclusive control, management, and direction of the Landlord. The Landlord hereby grants to the Tenant a non-exclusive licence, during the subsisting Term and any renewal thereof, in common with all others entitled thereto, to pass and repass with or without vehicles over those areas of the Land as the Landlord may from time to time designate in writing, and to use, for the parking of motor vehicles (excluding tractors and/or trailers), those parking spaces on the Land as the Landlord may from time to time designate in writing for the use of the Tenant or in common with others entitled thereto;

         provided however that the easement and licence herein granted shall be subject to the charges, reservations, and exceptions set forth in
         Article 2 of this Lease. Notwithstanding the foregoing grant of easement and licence by the Landlord to the Tenant, the Landlord shall have the right to alter the location and size of the parking spaces and the areas which are the subject of the said licence, provided that reasonable access to the Premises and use of parking spaces is provided to the Tenant.

(b) The Common Areas and Facilities shall at all times be subject to the exclusive control and management of the Landlord and shall be provided or designated by the Landlord from time to time for the general use by or for the benefit of the Tenant and its employees, invitees, and licensees in common with the other tenants of the Landlord and such others as may be designated by the Landlord. The Landlord has the right from time to time to establish, modify, and enforce rules and regulations with respect to the Common Areas and Facilities, including those related to their use, maintenance, and operation, and the rules and regulations in all respects shall be observed and performed by the Tenant and the employees, invitees, and licensees of the Tenant. The Landlord has the right to change the area, level, location, and arrangement of the Common Areas and Facilities and to enter into, modify, and terminate easements and agreements pertaining to the use and maintenance thereof, and to police the Common Areas and Facilities and to close all or any portion thereof to such an extent as may in the reasonable opinion of the Landlord be legally sufficient to prevent the accrual or creation of rights to any person or the public therein, and to do and perform such other acts and things in and to the Common Areas and Facilities as the Landlord, acting reasonably, considers advisable.

(c) The Tenant covenants that it shall and shall cause its employees, licensees, and invitees to observe all regulations made by the Landlord from time to time with respect to parking on those portions of the Land provided for that purpose, and that the Tenant shall supply automobile licence numbers of its employees to the Landlord upon request. In particular, the Landlord reserves the right to remove any automobile infringing regulations made by the Landlord with respect to parking from time to time, such removal to be at the risk and expense of the Tenant.

(d) It is understood and agreed that notwithstanding anything herein to the contrary, the Landlord shall have the right at all times and from time to time throughout the Term and renewal or extension to:

         (i) change the area, size, or arrangement of the Building and the Land and any part thereof including the Common Areas and Facilities but not directly affecting the Tenant;

         (ii) construct other buildings, structures, or improvements on the Land and make alterations thereof, additions thereto, or re-arrangements thereof, demolish parts thereof, build additional stories on the Building (and for such purposes to construct and erect columns and support facilities in the Building), and construct additional buildings or facilities adjoining or proximate to the Building;

         (iii) relocate or rearrange or make changes or additions to the Common Areas and Facilities from those existing at the Commencement Date in order to facilitate expansion or alteration of the Building;

         (iv)     add additional lands to the Land;

         (v) grant new easements and rights of way in favour of other tenants or others; and

         (vi) temporarily obstruct or close off the Common Areas and Facilities or any parts therefor for the purposes of maintenance, repair, or construction;

         provided however that the Landlord shall not unreasonably interfere with the use and enjoyment of the Premises beyond the extent necessarily incidental to such changes, additions, and installations, and shall make good any physical damage to the Premises arising in the course of such changes, additions, and installations. The Landlord agrees to use its reasonable efforts to complete all construction, alterations, maintenance, and repairs as expeditiously as possible under the circumstances.

(e) The Tenant shall not have any right to object to nor any right to any claim of damages, compensation, or other sums whatsoever, nor any right of set-off or reduction of the Rent as a result of or on account of any exercise of the Landlord's rights under subclauses 7.2(b) and 7.2(d). It is further understood and agreed that the exercise by the Landlord of its rights set forth in subclauses 7.2(b) and 7.2(d) shall not be deemed to be constructive or actual eviction of the Tenant, nor a breach of any covenant of quiet enjoyment or other covenant contained in this Lease.

7.3      COMPLIANCE WITH LAWS

The Tenant shall do, observe, and perform all of its obligations and all matters and things necessary or expedient to be done, observed, or performed by the Tenant by virtue of any law, statute, bylaw, ordinance, regulation, or lawful requirements of any governmental authority or any public utility lawfully acting under statutory authority, and all demands and notices in pursuance thereof whether given to the Tenant or the Landlord and in any manner or degree affecting the exercise or fulfilment of any right or obligation arising under or as a result of this Lease and affecting the Premises and the use thereof by the Tenant. If any such demand or notice is given lawfully requiring the execution of works by reason of anything done, omitted, or permitted by the Tenant, then:

(a) if such notice is given to the Tenant, the Tenant shall forthwith deliver the same or a true copy thereof to the Landlord and the Tenant shall forthwith execute, at its own expense, to the satisfaction of the Landlord and the person giving such notice, all such works as the Landlord may approve in writing in order to comply with the requirements of that notice; and

(b) if such notice is given to the Landlord, the Landlord shall notify the Tenant and thereupon the Tenant shall forthwith execute, at its own expense, to the satisfaction of the Landlord and the person giving such notice, all such works as the Landlord and the person giving such notice may require in order to comply with the requirements of the said notice.

Notwithstanding the foregoing, the Landlord shall have the right to execute any such works and the Tenant shall afford to the Landlord all necessary access to the Premises and other facilities for such purpose and the Tenant shall, on demand by the Landlord, pay to the Landlord all costs and expenses incurred by the Landlord in executing and performing any and all such works.

8.       INDEMNITY AND INSURANCE

8.1      TENANT'S INSURANCE

(a) The Tenant shall, at its sole cost and expense during the Term and during such other period of time that the Tenant occupies the Premises, take out and maintain in full force and effect, the following:

         (i) "all risks" insurance upon all merchandise, stock-in-trade, furniture, fixtures, equipment, Leasehold Improvements, and other property of every kind and description located at the Premises, owned by, or made or installed by or on behalf of the Tenant and any sub-tenant or licensee or for which the Tenant is responsible or legally liable, in an amount at least equal to the full insurable value thereof, calculated on a stated amount co-insurance and replacement cost basis;

         (ii) automobile liability insurance to a limit of liability of not less than $3,000,000 in any one accident, covering all licensed motor vehicles owned by the Tenant and used in connection with its and its licensee's or sub-tenant's business carried on from the Premises;

         (iii) comprehensive bodily injury and property damage liability insurance applying to the operations of the Tenant and its licensee or sub-tenant carried on from the Premises and which shall include, without limitation, personal injury liability, product liability, contractual liability, non-owned automobile liability, and protective liability coverage with respect to the occupancy of the Premises by the Tenant; and such insurance shall be written for an amount of not less than $3,000,000 per occurrence, or such higher amount as the Landlord may from time to time reasonably require;

         (iv) tenant's all-risks legal liability insurance in an amount not less than the replacement cost of the Premises;

         (v) broad form comprehensive boiler and machinery insurance on all boilers and pressure vessels in the

                  Premises;

         (vi) business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils required to be insured against by the Tenant hereunder; and

         (vii) any other form or forms of insurance as the Landlord may reasonably require from time to time in amounts and for perils against which a prudent tenant acting reasonably would protect itself in similar circumstances.

(b) All policies of insurance referred to in this paragraph shall include the following provisions:

         (i) the policies shall not be affected or invalidated by any act, omission, or negligence of any person which is not within the knowledge or control of the insured thereunder;

         (ii) subject to subclause 10.1(b), all property damage policies written on behalf of the Tenant shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is, in law, responsible, whether any insured loss or damage is caused by the act, omission, or negligence of the Landlord, or by those for whose acts the Landlord is, in law, responsible, or otherwise;

         (iii) all policies of liability insurance shall include the Landlord and any persons, firms, or corporations affiliated with the Landlord and designated by the Landlord as additional insureds and shall provide that each person, firm, or corporation insured under such policies shall be insured in the same manner and to the same extent as if separate policies had been issued to each; and

         (iv) all policies shall contain an undertaking by the insurers to give the Landlord not less than 30 days' prior written notice of any cancellation or other termination thereof, or any change which restricts or reduces the coverage afforded thereby.

(c) The Tenant agrees that certificates of insurance or certified copies of each policy shall be delivered to the Landlord as soon as practicable after the placing thereof. The Tenant shall, when required by the Landlord, forthwith provide to the Landlord evidence that all premiums for all insurance policies have been paid.

(d) For good and valuable consideration, and subject to clause 8.4, the Tenant does hereby release and relieve the Landlord and those persons for whom the Landlord is, in law, responsible, from liability and responsibility for, and waives its entire claim for recovery of any loss or damage whatsoever arising out of or incident to, the occurrence of any of the perils covered by, or which would be covered by, the insurance policies which the Tenant is obligated to obtain and maintain in force under the terms of this Lease.

(e) The Tenant shall not do or permit anything to be done upon the Premises whereby any policy of insurance against loss or damage to the Premises or against legal liability for damage to persons or property caused by the ownership, maintenance, use, or occupancy of the Premises, the Land, or the Building, or by reasons of the conduct of any business carried on thereon, may be invalidated; and for such purpose, upon receipt of notice in writing from any insurer of the Premises, the Land, or the Building requiring the execution of works or a discontinuance of any operations in order to correct such situation, the Tenant shall comply therewith.

(f) The Tenant agrees that if the Tenant fails to take out or keep in force any insurance coverage referred to in this clause 8.1, or if any such insurance is not approved by the Landlord and the Landlord's Mortgagees, and the Tenant does not rectify the situation within 72 hours after written notice by the Landlord to the Tenant setting forth the Landlord's objections, then the Landlord shall have the right, without assuming any obligation in connection therewith, to effect such insurance coverage and shall have the right to recover all costs and premiums incurred in effecting such insurance coverage from the Tenant pursuant to clause 8.1.

(g) The Tenant agrees to replace, at its sole cost, any exterior plate glass in the Premises, howsoever broken, with glass of the same colour, size and thickness in lieu of the Tenant taking out plate glass insurance.

8.2      INDEMNIFY LANDLORD

The Tenant shall indemnify and save harmless the Landlord from and against any and all manner of actions or causes of action, damages, costs, loss, or expenses of whatever kind (including without limitation legal fees on a solicitor and client basis) which the Landlord may sustain, incur, or be put to by reason of or arising out of any act or omission of the Tenant or any persons for whom the Tenant is, at law, responsible, or from the use or occupation of the Premises, the Land, or the Building, in whole or in part and, without limiting the generality of the foregoing, from the non-observance or non-performance by the Tenant or any persons for whom the Tenant is, at law, responsible of any of the obligations imposed under the provisions of any laws, ordinances, regulations, or requirements of any federal, provincial, municipal, or other authority, or any of the covenants, agreements, terms, conditions, and provisos contained in this Lease to be observed and performed by the Tenant; and such liability to indemnify and save harmless shall survive any termination of this Lease and the expiry of the Term or any renewal hereof, anything in this Lease to the contrary notwithstanding.

8.3      LANDLORD'S INSURANCE

(a) The Landlord shall, during the Term and any renewal thereof, take out and maintain in full force and effect insurance against all risks of physical loss or damage to the Building, and such fixtures and improvements as the Landlord shall determine, including the perils of flood and earthquake and including gross rental value insurance, in amounts equal to not less than 80% of the full insurable value thereof calculated on a replacement cost basis, and subject to such deductibles as the Landlord may reasonably determine. Provided however that the full insurable value shall not include, and the insurance shall not cover, any property of the Tenant, whether owned by the Tenant or held by it in any capacity, nor Leasehold Improvements nor any other property of whatsoever kind and description located at the Premises whether made or installed by or on behalf of the Tenant. The Landlord shall, upon 30 days' written notice from the Tenant, advise the Tenant of the amount of the deductible referred to in this subclause.

(b) The Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as the Landlord or the Landlord's Mortgagees may consider advisable or beneficial, including, without limiting the foregoing, comprehensive liability insurance and boiler and machinery insurance.

(c) Notwithstanding any contribution by the Tenant to any Insurance Costs as provided for herein, no insurable interest shall be conferred upon the Tenant under policies carried by the Landlord.

8.4      LIMITATION OF LIABILITY OF LANDLORD

(a) The Landlord shall not be liable for any personal injury, death, or property loss or damage sustained by the Tenant or its employees, agents, sublessees, licensees, or those doing business with it on the Premises, in the Building, or on the Land, no matter how caused, except to the extent caused by the negligence of the Landlord or those persons for whom the Landlord is, in law, responsible; and the Tenant:

         (i) shall indemnify the Landlord against all actions or liabilities arising out of such personal injury, death, or property damage or loss, except to the extent caused by the negligence of the Landlord or those persons for whom the Landlord is, in law, responsible; and


         (ii) hereby releases the Landlord and its officers, agents, and employees from all claims for damages or other expenses arising out of such personal injury, death, or property loss or damage, except to the extent caused by the negligence of the Landlord or those persons for whom the Landlord is, in law, responsible.

(b) Without limiting the foregoing, the Landlord shall not be liable for any personal injury, death, or property loss or damage sustained by the Tenant or its employees, agents, sublessees, licensees, or invitees on the Premises, in the Building, or on the Land caused by theft or breakage or by steam, water, rain, snow, radioactive materials, microwaves, deleterious substances, gases, pollutants, or any other materials or substances which may leak into, or issue or flow from any neighbouring lands or adjacent premises, or from the water, steam, or drainage pipes or plumbing works of the same or from any place, or any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring, or any damage caused or anything done or omitted to be done by any other tenant or occupant of the Land except to the extent caused by the negligence of the Landlord or by those persons for whom the Landlord is, in law, responsible; and the Tenant:

         (i) shall indemnify the Landlord against all actions or liabilities arising out of such personal injury, death, or property damage or loss except to the extent caused by the negligence of the Landlord or those persons for whom the Landlord is, in law, responsible; and

         (ii) hereby releases the Landlord and its officers, agents, and employees from all claims for damages or other expenses arising out of such personal injury, death, or property loss or damage, except to the extent caused by the negligence of the Landlord or those persons for whom the Landlord is, in law, responsible.

9.       MAINTENANCE, REPAIRS, AND ALTERATIONS

9.1      REPAIR BY TENANT

The Tenant shall, at all times during the Term and any renewal thereof and at its own expense, promptly repair, clean and maintain the Premises in a reasonable operating condition, excluding repairs required by reasonable wear and tear, but including, without limiting the foregoing, the interior walls, and the floor of the Premises, and all other fixtures, machinery, facilities, equipment (including taking out service and maintenance contracts on such equipment including H.V.A.C., mechanical systems and fire prevention systems), and appurtenances installed by the Tenant or installed by the Landlord as part of the Building and directly servicing the Premises or any part thereof and not comprising part of the Common Areas and Facilities. The Tenant shall give notice to the Landlord of any accidents, damage, nuisance, obstructions, or required repairs in and to the Premises or the Building, within 24 hours of the Tenant's knowledge thereof. The Tenant shall also heat the Premises in a reasonable manner so as to prevent any damage thereto by reason of frost or moisture. At the end or sooner termination of the Term or any renewal thereof the Tenant shall yield up to the Landlord, without notice from the Landlord, the Premises including all fixtures, repaired, paved, cleaned and maintained in the condition required under this Lease. Without limiting the generality of the foregoing, the Tenant shall repaint all internal work of the Premises which the Landlord may from time to time require to be repainted, such repainting to be done by the Tenant during every fifth year of the Term and any renewal thereof and also during the earlier of:

(a)      the last year of the Term or any renewal thereof, or

(b) the 30-day period immediately following the termination or surrender of this Lease.

All repainting shall be in accordance with reasonable specifications approved by the Landlord and shall be completed to the reasonable satisfaction of the Landlord.

9.2      REPAIR ON NOTICE

(a) The Tenant shall permit the Landlord and its duly authorized agents or nominees, with or without workers and others, at all reasonable times to enter upon the Premises for the purpose of examining the state of repair, condition, and use thereof, and to permit such entry after the Landlord shall have given 24 hours' notice in writing to the Tenant of such intended entry and examination, or without notice in the event of an emergency or a perceived emergency, and in every case the Tenant shall afford the Landlord all aid and facilities in such entry and examination, and upon notice in writing of defect or want of repair being given by the Landlord to the Tenant, to cause the same to be repaired, as required by clause 9.1, within 30 days from the date of the giving of such notice by the Landlord. If the Tenant shall at any time default in the performance or observance of any of the covenants in this Lease for or relating to the repair, maintenance, cleaning of the Premises or any part thereof and such default shall continue for 30 days after notice in writing from the Landlord of default in respect of repair, maintenance, cleaning, renewal, or decoration of the premises, then the Tenant shall permit the Landlord and its duly authorized agents and nominees, with or without workers and others, and without prejudice to the Landlord's right of re-entry, to enter into and upon the Premises and repair, decorate, clean, renew, and maintain the same at the expense of the Tenant; and the Tenant shall afford the Landlord all aid and facilities in doing or causing the same to be done and shall repay to the Landlord on demand all costs and expenses in respect of such repairs, maintenance, cleaning, renewal, and decoration as aforesaid.

(b) The Tenant shall pay to the Landlord administration charges of the Landlord in the sum of 15% of the total cost of any work specifically completed by the Landlord on behalf of the Tenant, such work being deemed to be the responsibility of the Tenant.

9.3      BUSINESS AND TRADE FIXTURES

The Tenant may install its usual business and trade fixtures in the usual manner in the Premises, provided such installation does not damage the Premises or the Building and provided further that, if requested by the Landlord, the Tenant shall have submitted to the Landlord plans and specifications for such business and trade fixtures and obtained the prior written consent of the Landlord thereto, which consent shall not be unreasonably withheld. All business and trade fixtures owned or installed by the Tenant in or on the Premises shall remain the property of the Tenant and shall be removed by the Tenant at the expiration of the Term or any renewal thereof or at the sooner termination thereof, provided that the Tenant at its expense shall repair any damage to the Premises, the Land, or the Building caused by such removal. Such removal by the Tenant shall be permitted provided that the Tenant is not in default under any covenant or agreement contained herein at the time of such removal; and if in default, the Landlord shall have a lien on the Tenant's business and trade fixtures as security against loss or damage resulting from any such default by the Tenant, and the Tenant's business and trade fixtures shall not be removed by the Tenant until such default is cured, unless otherwise directed by the Landlord. The Landlord may elect to require the Tenant to remove all or any part of the business and trade fixtures owned or installed by or on behalf of the Tenant at the expiration or termination of the Term or any renewal thereof, in which event such removal shall be done at the Tenant's expense and the Tenant shall, at its expense, repair any damage to the Premises, the Building, and the Land caused by such removal. If the Tenant does not remove its business and trade fixtures forthwith after written demand by the Landlord, such property shall, if the Landlord elects, be deemed to become the Landlord's property or the Landlord may remove the same at the expense of the Tenant and the cost of such removal shall be paid by the Tenant forthwith to the Landlord on written demand, and the Landlord shall not be responsible for any loss or damage to such property as a result of such removal.

9.4      ALTERATIONS AND ADDITIONS

The Tenant shall not remove, alter, or change the position or style of, or add to, the Premises or any part thereof, or make any excavations on the Land, without in any and every such case having first submitted plans and specifications thereof to the Landlord and having obtained the prior written consent of the Landlord thereto, and, unless otherwise provided by such consent, all such alterations, additions, erections, or excavations shall be done either by or under the direction of the Landlord, as the Landlord may determine, but at the cost of the Tenant. All work shall be done in a good and workmanlike manner by contractors or tradespeople approved in writing by the Landlord. The Tenant shall pay to and reimburse the Landlord forthwith on demand for all costs and expenses incurred by the Landlord in the review and approval of any plans and specifications by the Landlord's architects and engineers. The Tenant shall obtain and pay for all required building and occupancy permits in respect of its work as aforesaid. The Tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance coverage reasonably required by the Landlord to protect the respective interests of the Landlord and the Tenant during all periods when any such work is being performed.

9.5      LEASEHOLD IMPROVEMENTS

Any and all Leasehold Improvements, but not Tenant's business and trade fixtures in or upon the Premises, whether placed there by the Tenant or the Landlord or a previous occupant of the Premises, shall immediately upon such placement become, and shall thereafter remain, the property of the Landlord without compensation therefor to the Tenant. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair, maintain, replace, or insure the Leasehold Improvements. The Landlord may elect that any or all Leasehold Improvements made or installed by or on behalf of the Tenant under this Lease, or under the provisions of any previous lease to the Tenant, be removed at the expiry or earlier termination of the Term or any renewal or extension thereof, and it shall be the Tenant's obligation to restore the Premises to the condition in which they were prior to the installation of the Leasehold Improvements. Such removal and restoration shall be at the sole expense of the Tenant. The Tenant shall not mortgage, charge, encumber, or grant any security interest in any Leasehold Improvements made or installed by or on behalf of the Tenant hereunder.

9.6      LANDLORD'S REPAIRS

Subject to clauses 4.1, 4.2, 5.2, 9.1, and Article 10, the Landlord shall repair and maintain the Land and the Building, including without limitation the Common Areas and Facilities.

10.      DAMAGE, DESTRUCTION, OR EXPROPRIATION OF THE PREMISES

10.1     DAMAGE AND DESTRUCTION

(a) If the Premises are damaged by fire or other casualty which renders all of the Premises or a substantial area of the Premises unusable by the Tenant and materially adversely affects the business carried on by the Tenant on the Premises, then the Annual Net Rent shall from and after the date of the damage abate in the same proportion as such unusable area of the Premises bears to the total Area of the Premises, and such abatement shall continue until such unusable area of the Premises is capable of use by the Tenant or until the lease is terminated, whichever shall first occur.

(b) Except as provided in subclause 10.1(c), if the Premises are damaged by fire or other casualty not caused by the negligence of the Tenant or those for whom it is responsible in law, and the damage is covered by insurance held by the Landlord under this Lease, then the damage to the Premises shall be repaired by the Landlord at its expense provided that the Tenant shall, to the limits of insurance it ought to have received under the terms of this Lease, be responsible for any costs in excess of insurance proceeds received. The Tenant shall, at its expense, repair all Leasehold Improvements and any installations, alterations, additions, partitions, improvements, and fixtures made by or on behalf of the Tenant and all damage caused by its negligence or the negligence of those for whom it is responsible in law. At the option of the Landlord, such repairs shall be performed by the Landlord at the expense of the Tenant if the Landlord considers that this would be more efficient and cost-effective. All repairs which the Landlord is required to make hereunder shall be made with due diligence, provided that the Landlord shall not be liable to the Tenant for any loss or damage suffered by the Tenant as a result of any delay which may arise by reason of adjustment of insurance on the part of the Landlord or on account of the circumstances described in clause 16.7.

(c) If, in the Landlord's opinion, the Building is damaged by fire or other casualty to the extent that it cannot reasonably be repaired or rebuilt within 180 days after the occurrence of such damage, and if the Landlord shall consequently decide not to restore the same, then the Landlord shall, within 30 working days after the happening of such fire or other casualty, give to the Tenant a notice in writing of such decision and thereupon the Term and any renewal of this Lease shall expire effective the 15th business day following the occurrence of the damage, and the Tenant shall vacate the Premises and surrender the Premises to the Landlord, and all rights of the Tenant hereunder shall cease and determine within two business days following the effective date of termination. If the Building is damaged as aforesaid and the Landlord does not give notice as aforesaid, then the Landlord shall diligently proceed to repair or rebuild the Building in accordance with subclause 10.1(b). If such repair or rebuilding is not completed and available for occupation by the Tenant within 240 days from the time of the fire or other casualty causing the damage, the Tenant may at its option, to be exercised within 5 days of the termination of the said period of 240 days (or the termination of such later period as extended by clause 16.7) by notice in writing, terminate this Lease and all of the rights of the Tenant hereunder, and the Tenant shall then have no further liability for Rent in respect of any period after the date of termination.

10.2     EXPROPRIATION

If the whole of the Premises shall be acquired or condemned by an authority having the power for such acquisition or condemnation then the Term and any renewal or extension thereof shall cease from the date of entry by such authority. Nothing herein contained shall prevent the Landlord or the Tenant or both from recovering damages from such authority for the value of their respective interests or for such other damages and expenses allowed by law.

11.      ASSIGNMENT AND SUBLETTING

11.1     ASSIGNMENT AND SUBLETTING

(a) The Tenant shall not make, grant, execute, enter into, consent to, or permit any Transfer without the prior written consent of the Landlord, such consent not to be unreasonably withheld. In the event that the Tenant desires to make, grant, execute, enter into, consent to, or permit any Transfer then the Tenant shall give prior written notice to the Landlord of such desire, specifying therein the proposed Transferee and providing to the Landlord such information on the nature of the business of the proposed Transferee, together with its financial responsibility and standing, as the Landlord may reasonably require, together with the terms and conditions of the proposed Transfer. The Tenant shall also deliver to the Landlord a copy of the Transfer intended to be executed by the Tenant and the Transferee, together with the Landlord's administration fee required hereunder. The Landlord shall, within 10 business days thereafter, notify the Tenant in writing that:

         (i)      it consents to such Transfer, or

         (ii) that it does not consent to such Transfer, in which event the Landlord must advise the Tenant of its reason for not consenting, or

         (iii) that it has elected to terminate the Lease as provided in subclause 11.1(f).

(b) Provided always and notwithstanding subclause 11.1(a), the Landlord's consent to a Transfer does not constitute a waiver of the necessity for the Tenant to obtain the prior written consent of the Landlord to any subsequent Transfer, and no Transfer shall in any manner release the Tenant from its obligations for the payment of the Rent and the observance and performance of the covenants, terms, and conditions herein provided during the Term and any renewal of the Term.

(c) Upon the initial request for a Transfer together with receipt from the Tenant of the administration fee and undertaking required in subclause 11.1(d), and provided that the Landlord does not withhold its consent to such Transfer, the Landlord shall provide to the Tenant its standard-form written agreement pertaining to Transfers. The Tenant shall require each Transferee, at the time of any Transfer, to execute and deliver the Landlord's standard-form written agreement between the Tenant, the Landlord, and the Transferee wherein the Transferee agrees to observe and perform all of the covenants, agreements, provisos, terms, and conditions of this Lease, and wherein the Tenant acknowledges and agrees that it shall continue to be liable under this Lease during the Term and any renewal or extension of the Term. Without in any way restricting the generality of the Landlord's right to refuse consent to any Transfer, the Landlord shall have the right to refuse to consent to any Transfer if the Lease is not in good standing.

(d) The Tenant shall, together with its initial request to the Landlord for consent to any Transfer, pay to the Landlord an administration fee of a minimum of $250 or such other greater fee as the Landlord may reasonably charge from time to time, and the Tenant shall also undertake to reimburse to the Landlord any solicitors' fees and any other costs, charges, and expenses which may be incurred by the Landlord in connection with the Tenant's request for consent to any Transfer.

(e) If the Tenant is a corporation or if the Transferee is a corporation, and at any time during the Term or any renewal thereof any or all of the corporate shares or voting rights of shareholders of the Tenant or the Transferee shall be transferred by sale, assignment, bequest, inheritance, trust, operation of law, or other disposition, or treasury shares be issued, so as to result in the control of the Tenant or the Transferee having changed from one person or group of persons to another person or group of persons without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, then and so often as such a change of control shall occur the Landlord shall have the right to terminate this Lease at any time after such change of control by giving the Tenant 60 days' prior written notice of such termination. The Tenant shall, upon request by the Landlord, make available to the Landlord from time to time for inspection and copying all books and records of the Tenant which alone or with other data show the applicability or otherwise of this subclause. This subclause shall not be applicable to any transfer of shares which are listed on a security exchange regulated by governmental authority.

(f) Provided further that after receiving any request for a Transfer the Landlord shall have the right, at its option and despite any provision of this Lease or any statutory provision or other law to the contrary, to terminate this Lease by giving, within 10 days after receiving the required information, notice that the Lease shall be terminated effective as of the commencement date of the proposed Transfer, or earlier if mutually agreed to by the Landlord and the Tenant. In the event of such termination the rent and other payments required to be made by the Tenant hereunder shall be adjusted to the date of termination.

12.      DEFAULT

12.1     PAYMENTS BY LANDLORD REGARDED AS RENT

If the Tenant shall fail to observe or perform any of the covenants or obligations of the Tenant under or in respect of this Lease, the Landlord may from time to time at its discretion perform or cause to be performed any of such covenants or obligations or any part thereof, and for such purpose may do such things as may be requisite, and may enter upon the Premises to do such things; and all costs and expenses incurred and expenditures made by or on behalf of the Landlord shall be forthwith paid by the Tenant to the Landlord. If the Tenant fails to pay the same, the Landlord may add the same to the Rent and recover the same by all remedies available to the Landlord for the recovery of Rent in arrears. Nothing in this clause 12.1 shall require the Landlord to directly or indirectly commence or complete such performance of the Tenant's covenants or obligations. If the Landlord shall suffer or incur any damage, loss, cost, or expense whatsoever for which the Tenant is in any way liable hereunder, by reason of any failure of the Tenant to observe or comply with any of the covenants or agreements of the Tenant in this Lease, then in every such case the amount of any such damage, loss, cost, or expense shall be due and payable by the Tenant to the Landlord on demand by the Landlord and the Landlord shall have the right at its option to add the cost or amount of any such damage, loss, cost, or expense to the Rent hereby reserved, and any such amount shall thereupon immediately be due and payable as Rent and recoverable by the Landlord by all remedies available to the Landlord for the recovery of Rent in arrears.

12.2     RE-ENTRY ON DEFAULT

The Tenant further covenants with the Landlord that in the event of the breach, non-observance, or non-performance of any covenant, agreement, stipulation, proviso, condition, rule, or regulation herein contained on the part of the Tenant to be kept, performed, or observed hereunder, and any such breach, non-observance, or non-performance shall continue for five (5) days in the case of non-payment of rent and thirty (30) days with respect to any other breach, after written notice thereof to the Tenant by the Landlord, or, notwithstanding the foregoing, if any payments of the Rent or any part thereof, whether the same are demanded or not, are not paid when they become due, or in case the Term shall be taken in execution or attachment for any cause whatsoever, then and in any such case the Landlord, in addition to any other remedy now or hereafter provided, may re-enter and take possession immediately of the Premises or any part thereof in the name of the whole by reasonable persons and property therefrom, and may use such reasonable force and assistance in making such removal as the Landlord may deem advisable to recover at once full and exclusive possession of the Premises; and such re-entry shall not operate as a waiver or satisfaction in whole or in part of any right, claim, or demand arising out of or connected with any breach, non-observance, or non-performance of any covenant or agreement on the part of the Tenant to be kept, observed, or performed.

12.3     BANKRUPTCY OR INSOLVENCY OF TENANT

(a) If during the Term or any renewal thereof any of the goods and chattels of the Tenant shall be seized or taken in attachment by any creditor of the Tenant, or if a writ of execution, sequestration, or extent shall issue against the goods and chattels of the Tenant, or if any petition or other application is presented to any court of competent jurisdiction for the dissolution, liquidation, or winding-up of the Tenant or for the appointment of a receiver or receiver and manager, or if the Tenant shall become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors, or if the Premises shall be used for any purpose other than permitted by clause 7.1 without the prior written consent of the Landlord, or if the Tenant shall make an assignment for the benefit of creditors or shall make any sale or other disposition of all or substantially all of its goods and chattels (except incidental to its amalgamation with any other company), then and in every case the Tenant shall be, and be deemed to be, in default under this Lease; the then-current and the next ensuing three months' Annual Net Rent and Additional Rent (to be determined for the current year at rates estimated by the Landlord acting reasonably) and any additional money owing hereunder shall immediately become due and payable; the Landlord may re-enter and take possession of the Premises or any part thereof in the name of the whole, and have again, repossess, and enjoy the Premises in its former estate, anything herein to the contrary notwithstanding, as though the Tenant were holding over after the expiration of the Term; and the Term and any renewal thereof shall, at the option of the Landlord, forthwith become forfeited and determined and the then-current and the next ensuing three months' Annual Net Rent, the Additional Rent (to be determined for the current year at rates estimated by the Landlord acting reasonably) and any additional money owing hereunder shall be recoverable by the Landlord as if it were Rent in arrears, but the Tenant shall remain liable under this Lease.

(b) The Tenant acknowledges and agrees that under no circumstances shall it file any notice of termination, repudiation, or disclaimer seeking to take advantage of s. 65.2 of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 as amended from time to time and hereby waives any and all rights to do so. The Tenant agrees that if, in breach of this section, it files such a notice, the Landlord may, in addition to all of its other remedies, produce and rely on this section in challenging the validity of the notice in the court proceedings contemplated by s. 65.2 of the Bankruptcy and Insolvency Act; and the Landlord may, in those or any other proceedings, apply for injunctive relief or other relief against the Tenant filing the notice.

12.4     SALE AND RELETTING

The Tenant further covenants and agrees that upon the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to enter the Premises as the agent of the Tenant either by reasonable force or otherwise without being liable for any prosecution therefor, and to relet the Premises as the agent of the Tenant, and to receive all rent therefor, and as agent of the Tenant to take possession of any business and trade fixtures of the Tenant and any goods and property whatsoever on the Premises and to sell the same at public or private sale without notice, and to apply the proceeds of such sale and any rent derived from reletting the Premises in payment of the Rent due under this Lease, after deducting its costs of conducting such sale and its costs of reletting; and the Tenant shall be liable to the Landlord for any deficiency.

12.5     TERMINATION

The Tenant further covenants and agrees that upon the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to forthwith terminate this Lease and the Term or any renewal thereof and all of the rights of the Tenant hereunder by giving notice in writing addressed to the Tenant of its intention so to do, and any other payments for which the Tenant is liable under this Lease shall be paid and the Tenant shall forthwith deliver up possession of the Premises to the Landlord, and the Landlord may re-enter and take possession of the Premises without limitation to its right to claim damages arising from the Tenant's breach.

12.6     DISTRESS

At any time that the Landlord is entitled to levy distress against the goods and chattels of the Tenant, it may use such reasonable force as it may deem necessary for the purpose of gaining admission to the Premises without being liable for any action in respect thereof or for any loss or damage occasioned thereby, and the Tenant hereby expressly releases the Landlord from all actions, proceedings, claims, or demands whatsoever for or on account of or in respect of any such forcible entry or any loss or damage sustained by the Tenant in connection therewith. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term or any renewal thereof shall be exempt from levy by distress for Rent in arrears. The Tenant covenants and agrees to indemnify and save harmless the Landlord from and against any and all manner of actions or causes of action, damages, costs, loss, or expenses of whatever kind which the Landlord may sustain, incur, or be put to by reason of or arising out of the distress, seizure, or the levy of distress against any goods or chattels on or in the Premises, whether owned by the Tenant or any other person, and such liability to indemnify and save harmless shall survive any termination of this Lease and the expiry of the Term or any renewal thereof, anything in this Lease to the contrary notwithstanding.

12.7     LANDLORD'S EXPENSES ENFORCING LEASE

If it is necessary for the Landlord to retain the services of any person for the purpose of assisting the Landlord in enforcing any of its rights under this Lease or otherwise available at law, the Landlord shall be entitled to collect from the Tenant the cost of all such services including, but not limited to, all charges by any bailiff effecting a distress and all legal fees and disbursements incurred in enforcing the Landlord's rights hereunder and in connection with all necessary court proceedings at trial or on appeal on a solicitor and own client basis, as if the same were Rent reserved and in arrears hereunder.

12.8     REMEDIES CUMULATIVE

No remedy conferred upon or reserved to the Landlord under this Lease, by statute or otherwise, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy available to the Landlord and all such remedies and powers of the Landlord may be exercised concurrently and from time to time and as often as the Landlord deems expedient.

13.      SUBORDINATION, ATTORNMENT, AND STATUS CERTIFICATE

13.1     PROVIDE FINANCIAL INFORMATION

Whenever any of the Landlord's Mortgagees, in connection with any financing of the Land or the Building or any part thereof, shall require information relating to the financial position of the Tenant, then the Tenant, within 30 days after receipt by it of a notice in writing from the Landlord requesting such information, shall furnish directly to such Landlord's Mortgagee copies of the financial statements of profit and loss and surplus or deficit, in respect of each of the three years immediately preceding the year in which such notice is given. All such information shall be used by such Landlord's Mortgagees in connection with such financing only, and shall be supplied to such Landlord's Mortgagees on the condition that the information be treated on a confidential basis.

13.2     SUBORDINATION

This Lease is and shall be subject, subordinate, and postponed to all Mortgages to the extent that without execution of any document other than this Lease, the Mortgages shall have priority over this Lease notwithstanding the respective dates of execution, delivery, or registration thereof. Without limiting the generality of the foregoing, the Tenant agrees to promptly execute any document in confirmation of such subordination and postponement of this Lease to any of the Mortgages, provided however that such subordination or postponement shall not be effective with respect to a specific Mortgage unless and until the Landlord's Mortgagee holding such Mortgage shall confirm in writing to the Tenant that the Tenant shall have the right, if not in material default under this Lease, to remain in possession of the Premises in accordance with the terms of this Lease in the event that such Landlord's Mortgagee obtains title to the Premises by way of foreclosure or otherwise.

13.3     ATTORNMENT

Whenever required by any of the Landlord's Mortgagees under any of the Mortgages, or in the event of an exercise by any of the Landlord's Mortgagees of the power of sale in any of the Mortgages, the Tenant shall attorn to and become, in each case, a tenant of such Landlord's Mortgagees or any purchaser from such Landlord's Mortgagee for the then-unexpired residue of the Term upon all of the terms and conditions hereof.

13.4     ESTOPPEL CERTIFICATE

The Tenant shall at any time and from time to time upon 10 days' prior notice from the Landlord execute and deliver to the Landlord, or the Landlord's Mortgagees, or a prospective purchaser of the whole or any portion of the Landlord's interest in the Land or the Building, a statement in writing confirming the terms of this Lease, certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modified), and certifying the amount of the Rent then being paid hereunder, the dates to which the Rent and other charges hereunder have been paid, that the Landlord has complied with all the terms of this Lease, that the Tenant shall not amend, modify, or surrender this Lease or make any prepayment of the Rent other than any deposit, security deposit or the Rent for the current month without the prior written consent of the Landlord's Mortgagees or prospective purchaser, that there are no outstanding set-offs or equities disclosed or undisclosed as between the Landlord and the Tenant, that no money other than in accordance with the provisions of the Lease has been prepaid by the Tenant to the Landlord, that the Tenant is aware of the assignment by the Landlord to the Landlord's Mortgagees of all Rents under this Lease, and any other matters pertaining to this Lease in respect of which the Landlord may desire certification.

14.      QUIET ENJOYMENT

The Landlord covenants with the Tenant for quiet enjoyment, subject to the charges, exceptions and reservations in Article 2 and subject to any rights of entry by the Landlord as provided in this Lease.

15.      MISCELLANEOUS COVENANTS

15.1     SIGNS

The Tenant shall not, at any time, affix or exhibit or permit to be affixed or exhibited upon any part of the Premises except within the Premises, any Sign, unless such Sign shall have been first approved in writing by the Landlord and such Sign complies at all times with the requirements of any lawful authority having jurisdiction over the same. If any Sign no longer complies with the terms of the consent given by the Landlord or the requirements of any lawful authority having jurisdiction over the same, then the Landlord, after giving the Tenant 30 days' notice, shall have the right at any time to remove any such Sign at the Tenant's expense; and the costs, charges, and expenses of such removal shall forthwith be paid by the Tenant to the Landlord. The repair provisions of clauses 9.1 and 9.2 shall also apply to the Signs.

15.2     RUBBISH

The Tenant shall keep the Premises clean and tidy and in good order.

15.3     ABATE NUISANCE

Upon written notice to the Tenant from the Landlord or from any lawful authority having jurisdiction, the Tenant shall forthwith, at its sole expense, abate any nuisance caused by vibration, noise, or offensive smell, or by any undue emission of smoke, vapour, or dust caused by the Tenant or arising directly or indirectly out of the operations carried on upon the Premises.

15.4     NO EXCAVATION

The Tenant shall not excavate, dig, or extract any sand, gravel, earth, or minerals of any description out of the Land.

15.5     EASEMENTS

The Tenant shall not, without the prior written consent of the Landlord, permit any encroachment, right of way, easement, or other encumbrance to be made or entered into, against, or upon the Premises or the Land or any part thereof.

15.6     LIENS

The Tenant shall use its best efforts to ensure that no claim of lien shall be filed in respect of any work which may be carried out by it or on its behalf in the Building or on the Land, and if a claim of lien shall be filed in respect of any such work the Tenant shall take all necessary steps to have the claim of lien cancelled and discharged from the Land and the Building within 15 days of the date the Tenant has knowledge of such filing, and the Tenant shall indemnify and save harmless the Landlord from any and all loss, cost, expense, damage, and liability in respect of such claim of lien. The Landlord, in addition to any right or remedy, shall have the right, but shall not be obliged, to discharge any claim of lien from the Land and the Building by paying the amount claimed to be due or by procuring a discharge of such liens by deposit in the appropriate court, and in any such event the Landlord shall be entitled, if it so acts, to expedite the prosecution of any action for the enforcement of such claim of lien by the lien claimant and to pay the amount of the judgment, if any, in favour of the lien claimant with interest and costs. In any such event the Tenant shall forthwith pay to and reimburse the Landlord for all money expended by the Landlord and all costs and expenses incurred by the Landlord.

15.7     REGISTERED CHARGES

The Tenant shall pay all money owed by it under any security interest or other charge registered or filed against the Land or the Building, and immediately upon all of the payments having been made thereunder, the Tenant shall obtain a memorandum of satisfaction or other appropriate document of discharge and shall register the same at its own expense in the proper land title office or other appropriate office of public record as the Landlord may require to discharge the same from the title to the Land and the Building.

15.8     EXHIBIT PREMISES

The Landlord shall have the right to exhibit the Premises to:

(a) prospective tenants or subtenants during the nine-month period prior to the Expiry Date or the date of expiration of and any renewal of the Term; and

(b) the Landlord's Mortgagees and prospective mortgagees and any prospective purchaser of the whole or any part of the Landlord's interest in the Premises;

and for such purposes the Landlord may place upon the Premises a sign or notice stating that the Premises are for rent or for sale, and the Landlord shall have the right of entry to the Premises during normal business hours with reasonable notice and the Tenant at its option may have a servant or agent present at the time of such entry.

15.9     NO AUCTIONS

The Tenant shall not permit any sale by auction nor any fire sale, bankruptcy sale, moving sale, going-out-of-business sale, or bulk sale to be held upon the Premises or the Land or any part thereof.

15.10    ENTRY FOR BENEFIT OF ADJOINING PREMISES

The Tenant shall permit the Landlord, its agents, workers, and other persons authorized by the Landlord, and the tenants of any adjoining or neighbouring premises and their respective agents and workers, to enter upon the Premises at all reasonable times so far as may be necessary or useful in order to construct, examine, repair, or rebuild any adjoining or neighbouring premises or for any other reasonable purpose, provided that the Landlord shall make good all damage occasioned by the exercise of such rights by the Landlord, its agents, workers, and any other persons authorized by the Landlord. Insofar as any tenant of any adjoining or neighbouring premises and its respective agents and workers are concerned, no such rights shall be exercisable until such tenant and its agents and workers shall have covenanted with the Tenant to make good all damage occasioned by the exercise of such rights by that tenant and its respective agents and workers. A representative of the Tenant shall be entitled to accompany any person entering upon the Premises pursuant to this paragraph.

16.      MISCELLANEOUS

16.1     REGISTRATION OF LEASE

The Landlord shall have no obligation to execute and deliver this Lease in registrable form, provided however that if the Tenant wishes to register a short form or notice of this Lease and the Tenant pays all costs, expenses, fees, and taxes in connection with the registration and removal of such registration at the expiry of this Lease, any renewal, extension or sooner determination of such short form or notice of this Lease in the appropriate land title office and the costs of any plans required for such registration, the Landlord shall execute and deliver this Lease in registrable form.

16.2     NO WARRANTIES

The Tenant acknowledges and agrees that no representations, warranties, agreements, or conditions have been made other than those expressed herein, and that no agreement collateral hereto shall be binding upon the Landlord unless it be made in writing and duly executed on behalf of the Landlord.

16.3     NO WAIVER

(a) The failure of the Landlord to exercise any right or option in connection with any breach or violation of any term, covenant, or condition herein contained shall not be deemed to be a waiver or relinquishment of such term, covenant, or condition nor of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of the Rent or any portion hereunder by the Landlord shall not be deemed to be a waiver of a preceding breach by the Tenant of any term, covenant, or condition of this Lease.

(b) The acceptance of any of the Rent from, or the performance of any obligation hereunder by, a person other than the Tenant shall not be construed as an admission by the Landlord of any rights, title, or interest of such person as a Transferee or otherwise in the place and stead of the Tenant.

(c) The acceptance by the Landlord of a part payment of any money required to be paid hereunder shall not constitute waiver or release of the right of the Landlord to payment in full of such money.

16.4     NOTICES

All notices, demands, and requests which may be or are required to be given pursuant to this Lease shall be in writing and shall be sufficiently given if delivered personally to the party or an officer of the party for whom it is intended, or faxed, or mailed prepaid and registered to the respective addresses specified in the Lease Summary or such other addresses as the parties may from time to time advise by notice in writing. The Tenant shall require each Transferee to supply its respective mailing address to the Landlord. The date of receipt of any such notice, demand, or request shall be deemed to be the date of delivery of such notice, demand, or request if delivered or if faxed as aforesaid it shall be deemed to be received on the next day following the date of transmission (excluding Saturdays, Sundays, and statutory holidays in British Columbia), or if mailed as aforesaid it shall be deemed to be received on the third day next following the date of such mailing (excluding Saturdays, Sundays, and statutory holidays in British Columbia), unless there is between the date of mailing and actual receipt a mail strike or other labour dispute which adversely affects mail service in British Columbia, in which case the party giving the notice, demand, or request shall deliver such notice, demand, or request by an alternative method.

16.5     PEACEFUL SURRENDER

The Tenant shall, at the expiration or sooner determination of the Term, forthwith peacefully surrender and yield up unto the Landlord the Premises and its appurtenances, together with all fixtures or improvements which at any time during the Term shall be made therein or thereon, in the state of repair required to be maintained by the Tenant hereunder, without notice from the Landlord; and shall deliver to the Landlord all keys to the Premises which the Tenant has in its possession.

16.6     HOLDING OVER

If the Tenant shall hold over with the Landlord's written consent after the expiration of the Term or any renewal thereof, and the Landlord shall accept the new Rent or any portion thereof, the new tenancy thereby created shall be deemed to be a monthly tenancy and not a yearly tenancy and shall be subject to the covenants and conditions herein contained insofar as the same are applicable to a tenancy from month to month, except that if the Tenant remains in possession without the Landlord's written consent, the monthly instalments of Annual Net Rent shall be two times the monthly instalments of Annual Net Rent payable for the last month of the later of the Term or any renewal thereof, pro-rated on a daily basis for each day that the Tenant remains in possession, and in addition the Tenant shall be liable for all costs, expenses, losses, and damages resulting or arising from the failure of the Tenant to deliver up possession of the Premises to the Landlord.

16.7     INABILITY TO PERFORM

Whenever and to the extent that the Landlord or the Tenant shall be unable to fulfill, or shall be delayed or restricted in the fulfilment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility, or labour required to enable it to fulfill any such obligation, or by reason of any statute, law, or order-in-council or any regulation or order passed or made pursuant thereto, or by reason of the order or direction of any administrator, controller, or board, or any governmental department or officer or other authority, or by act of God, or by reason of not being able to obtain any permission or authority required thereby, or by reason of strikes, lockouts, or other industrial disturbances, explosion, breakage or accident to machinery, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord or the Tenant shall be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance, discomfort, or damage thereby occasioned, and shall not be entitled to cancel or terminate this Lease.

16.8     INTEREST

Interest on any money due to the Landlord under this Lease shall be paid by the Tenant and shall accrue on a daily basis at the Prime Rate plus 3% per annum, such rate of interest to be calculated and compounded monthly, not in advance, from the respective date upon which any such money becomes due to the Landlord.

16.9     GOVERNING LAW

This Lease shall be construed in accordance with, and governed by, the laws of the province of British Columbia.

16.10    NUMBER AND GENDER

Where required the singular number shall be deemed to include the plural and the neuter gender the masculine or feminine.

16.11    COVENANTS

The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words imparting such covenants and agreements were used in each separate provision thereof. Should any provision or provisions of this Lease be illegal or not enforceable, it or they shall be considered separate and severable from this Lease and its remaining provisions shall remain in force and be binding upon the parties as though the said provision or provisions had never been included.

16.12    TIME OF THE ESSENCE

Time shall be of the essence of this Lease, save as herein otherwise specified.

16.13    HEADINGS

Any captions, headings, and marginal notes throughout this Lease are for convenience and reference only and the words and phrases contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction, or meaning of any provision of or the scope or intent of this Lease nor in any way affect this Lease.

16.14    ENUREMENT

This Lease shall extend to, be binding upon, and enure to the benefit of the Landlord and the Tenant and their respective heirs, executors, administrators, successors, and permitted assigns. It is however understood and agreed that any and all Inducements, Landlord's Work, (including the amortization of any Tenant's Work) options and rights contained or referred to herein are personal to the original Tenant under the Lease, and are not assignable or transferable to any assignee or sub-lessee.

16.15    CONTINUATION OF OBLIGATIONS

This Lease and the obligations of the Tenant hereunder shall continue in full force and effect notwithstanding any change in the person or persons comprising the Landlord.

16.16    LANDLORD'S LIMIT OF LIABILITY

The term "Landlord" as used in this Lease so far as covenants or obligations on the part of the Landlord are concerned shall be limited to mean the Landlord as described in the Lease Summary, while it retains its interest in the Premises, but upon a sale, transfer, or other disposition of that interest, the Landlord shall be automatically and immediately relieved from all liability arising out of the requirement for performance of any obligations on the part of the Landlord herein contained, it being understood and agreed hereby that the obligations contained in this Lease on the part of the Landlord shall be binding upon the Landlord, its successors, and assigns, only during and in respect of the respective successive periods of its interest in the Premises. The Tenant agrees to attorn to a purchaser, transferee, or person acquiring the interest of the Landlord in the Premises, such attornment to be effective and self-operative without the necessity of the execution of any further instrument on the part of the Landlord, the Tenant, or any other person.

16.17    CONSENTS

Wherever and whenever the approval or consent of the Landlord is required to be obtained, such approval or consent may be given by such officers, agents, committee, person, or persons as may from time to time be nominated or appointed in writing by the Landlord for such purpose, and any such power of nomination or appointment may be delegated by the Landlord. Subject to the terms of this Lease, such nominees, appointees, or delegates shall have the right to withhold approval of or consent to, and may reject, any matter or thing submitted for approval or consent, and every such approval or consent given shall be in writing and may contain such conditions and stipulations as the Landlord may deem fit.

16.18    AMENDMENTS

This Lease shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall not be modified, amended, or waived except by an instrument in writing duly executed and delivered by the parties or by their successors and permitted assigns.

16.19    LANDLORD IMPROVEMENTS

The Landlord will at its cost, provide improvements as detailed in Schedule "B' and B-1" hereof. Said Improvements shall be substantially completed and an occupancy permit provided on or before September 1, 2000.

16.20    SCHEDULES

The Schedules attached hereto are hereby incorporated and form part of this Lease.

IN WITNESS WHEREOF the parties have duly executed and delivered this Lease as of the day and year first above written.


The Corporate Seal of U.V. SYSTEMS TECHNOLOGY INC. has been affixed to this document in the presence of:


-------------------------------------------
Authorized Signatory

-------------------------------------------
Authorized Signatory
I/We have authority to bind the Corporation


The Corporate Seal of SERVICE SYSTEMS INTERNATIONAL LTD. has been affixed to this document in the presence of:


-------------------------------------------
Authorized Signatory

-------------------------------------------
Authorized Signatory
I/We have authority to bind the Corporation


The Corporate Seal of SLOUGH ESTATES CANADA LIMITED has been affixed to this document in the presence of:

-------------------------------------------
Authorized Signatory

-------------------------------------------
Authorized Signatory
I/We have authority to bind the Corporation

                                   SCHEDULE A
                            PLAN OF DEMISED PREMISES

Civic Address:             Unit #2, Building #2
                           11 Burbridge Street, Coquitlam, British Columbia

Plan of Premises:

                                   SCHEDULE A1
                                    SITE PLAN

                                   SCHEDULE B

                                 LANDLORD'S WORK


1.      CONDITION ON COMMENCEMENT OF LANDLORD'S WORK

        The Tenant acknowledges that the Landlord will not commence the above noted work until the Lease has been fully executed. The items listed below or any new construction that is included under the Landlord's Work shall be constructed in accordance with the Landlord's Building Standard Finishes as noted herein and on Schedule "B-1" attached hereto; and shall install 200, amps, 600/347 volt three phase electrical service in the Premises, and subject to Landlord's warranty that the Base Building has received final building approval from the Municipal Authority(s) and any delay of such approval will not delay the Tenant's ability to obtain the necessary building and occupancy permits from the same Municipal Authority(s). The Landlord acknowledges that the Tenant intends to install at its cost approximately 4,000 square feet of fully finished electronics lab and office area, the Tenant shall first obtain the Landlord's prior written approval of all improvements to be installed in the Premises by providing plans and specifications to the Landlord, such approval not to be unreasonably withheld or delayed. The Landlord hereby confirms that the sprinkler system has the capacity to service the Premises once built out with the office space but may require re-configuration and/or re-distribution by the Tenant to meet applicable building and/or fire codes.

        The Landlord shall provide copies of the architectural, mechanical and electrical plans to the Tenants consultants at no additional cost.

2.      DELAY OF LANDLORD'S WORK BY TENANT

        Should the Landlord's Work be delayed due to any delays caused by the Tenant then the Lease shall commence and be in full force and effect upon the dates as set out in this Lease.

3.      UNAVOIDABLE DELAY OF LANDLORD'S WORK

        For the purpose of this Lease "Unavoidable Delay" shall be defined as a delay caused by fire, strike or other casualty or contingency beyond the reasonable control of the Landlord who is by reason thereof, delayed in the performance of its obligations under the Lease in circumstances where it is not within the reasonable control of such party to avoid such delay (but does not include lack of funds or other financial causes of delay), the Landlord shall use all reasonable efforts to subsequently complete the Landlord's Work as set out herein by the commencement date of the Lease. If the Landlord is unavoidably delayed then the Landlord shall inform the Tenant immediately of such unavoidable delay and the Tenant shall have the option of either terminating this agreement or agreeing that the date to substantially complete the Landlord's Work shall be automatically extended by the length of such delay and the Commencement Date and early occupancy period for Tenant fixturing and set up work and the Lease shall also be extended accordingly.

4.      EXTRA COSTS RE USE

        It is agreed and understood that any additional construction costs incurred to meet municipal regulations and building codes due to the Tenant's specific use and occupancy shall be at the Tenant's expense.

5.      TENANT'S IMPROVEMENTS

        The Leased Premises are leased "as is" and any alterations shall be subject to the Tenant obtaining the approval of the local Municipal authority, the Landlord and the Landlord's mechanical, electrical, structural consultants and architects, at the Tenant's cost.

6.      LANDLORD'S WARRANTIES

        The Landlord's warrants and represents to the Tenant to the best of the Landlord's knowledge that:

        (a) the structure of the Building shall be in good repair and the HVAC, electrical, plumbing and mechanical systems shall be fully operational at the time of Lease commencement.
        (b) There shall be no hazardous or deleterious substances or contaminants on the Premises as such terms are defined by applicable environmental or health legislation.

                                 SCHEDULE "B-1"

                             INTERIOR SPECIFICATIONS
                                 WAREHOUSE AREA


CLEAR HEIGHT:              The clear height of the warehousing area will be
         approximately 26 feet from the floor to the underside of the joists.

FLOORS:         Warehouse floor will be a 5 inch concrete slab complete with
        10mm reinforcing at 12 inches each way. The floor will have a steel machine troweled finish with control joints (saw cuts) located on and between the column lines. Saw cuts will be left unfilled. The warehouse floor will be sealed with a sealer.

LIGHTING:                  The warehouse area will have metal halide high bay
         fixtures providing approximately initial 25 FC based on general lighting of empty space. Aisle lighting and associated emergency lighting may require adjustments which would be at Tenant's cost.

ELECTRICAL:                The following electrical has been included:
                           - wiring for lighting and heating systems
                           - emergency exit lights with battery packs as per
                  Provincial Codes and emergency lighting will be positioned based on empty warehouse space.

SHIPPING DOORS:            Truck level doors will be 8' x 10' steel sectional,
                  insulated and vinyl weather- stripped, 2" continuous single track, standard lift c/w manual pull down rope.

                           The dock levellers will be 6'x6' "Blue Giant" or
                  "Equal" 27,000 pound mechanical dock leveler, complete with dock rubber bumpers and door seals.

                           Grade Level will be steel sectional, insulated and vinyl weather-stripped, full vertical lift on 3" continuous single track.

EXTERIOR DOORS:            Exterior doors in the warehouse will be hollow
metal insulated doors with a locking device, check chain and weather stripping for the entire building. Positioning of exterior doors will conform to Provincial Codes as per the Architect's drawing.

HEATING:                   The manufacturing and warehouse area will be heated
                  using suspended gas fired unit heaters mounted on the underside of a steel joist. We have included for ceiling fans to be installed in the warehouse. Unit heater placement is based on open space of warehouse.

MISCELLANEOUS SPECIFICATIONS

ELECTRICAL:                The building will be provided with 600 amp service
                  347/600 volts, 3 phase, 4 Wire to be located on pad mount.

FIRE PROTECTION:           As specified.

                                   SCHEDULE C

                              HAZARDOUS SUBSTANCES

1.  Definitions

In this Schedule "C":

"Hazardous Substance" means:

         (a) any radioactive material;

         (b) any explosive;

         (c) any substance that, if added to any water, would degrade or alter or form part of a process of degradation or alteration of the quality of that water to the extent that it is detrimental to its use by man or by any animal, fish or plant;

         (d) any solid, liquid, gas or odour or combination of any of them that, if emitted into the air, would create or contribute to the creation of a condition of the air that:

                  (i) endangers the health, safety or welfare of persons or the health or animal life;

                  (ii) interferes with normal enjoyment of life or property; or

                  (iii) causes damage to plant life or to property;

         (e) any toxic substance;

         (f) any substance declared to be hazardous or toxic under any Law, Regulation or Order (as defined below) now or hereafter enacted or promulgated by any governmental authority having jurisdiction over the Landlord, the Tenant, the Premises or the Development of which the Premises form a part; and

         (g) any other substance which is or may become hazardous, dangerous or toxic to persons or property;

"Laws" means any statutes, laws, regulations, orders, by laws, standards, guidelines permits and other lawful requirements of any lawful authority having jurisdiction over the Premises or the Development of which the Premises form a part now or hereafter in force relating in any way to environment, health, occupational health and safety, product liability or transportation of dangerous goods, including principles of common law and equity;

2.  Tenant's Covenant as to Use

Without limiting the generality of the covenants of the Tenant in the Lease contained including paragraph 8.2 thereof, the Tenant covenants and agrees that the Tenant will not bring upon the Premises or any part thereof any Hazardous Substances except in the normal course of its business and only in strict compliance with all Laws governing such Hazardous Substances and if at any time, notwithstanding the foregoing covenant of the Tenant, there shall be any Hazardous Substances upon the Premises or a part thereof whether or not brought thereupon by the Tenant, the Tenant shall, at its own expense:

         (a) immediately give the Landlord notice specifying the nature and location of the Hazardous Substances and thereafter give the Landlord from time to time written notice of the extent and nature of the Tenant's compliance with the following provisions of this paragraph;

         (b) promptly remove the Hazardous Substances from the Premises in a manner which conforms with all Laws, Regulations and Orders governing the movement of the same and the reasonable requirements of the Landlord in connection with the movement; and

         (c) if requested by the Landlord, obtain at the Tenant's cost and expense from an independent consultant designated or approved by the Landlord verifying the complete and proper removal thereof from the Premises or, if such is not the case, reporting as to the extent and nature of any failure to comply with the foregoing provisions of this paragraph.

3.  Compliance With Laws

Without limiting the generality of the covenants of the Tenant in the Lease contained including paragraph 7.3 thereof, the Tenant shall, at its own cost and expense, comply with all Laws, Regulations and Orders from time to time in force relating to the Landlord, the Tenant, the business of the Tenant, the Premises or the Development relating to Hazardous Substances and the protection of the environment and shall immediately give written notice to the Landlord of the occurrence of any event in the Premises or on the Development or a contravention thereof and, if the Tenant shall, either alone or with others, cause the occurrence of such event, the Tenant shall, at its own expense:

         (a) immediately give the Landlord notice of the occurrence and the contravention and thereafter give the Landlord from time to time written notice of the extent and nature of the Tenant's compliance with the following provisions of this paragraph;

         (b) promptly remedy the contravention in a manner which conforms with all Laws, Regulations and Orders governing the movement of the same; and

         (c) if requested by the Landlord, promptly obtain at the Tenant's cost and expense from an independent consultant designated or approved by the Landlord verifying the complete and proper remedying of the contravention or, if such is not the case, reporting as to the extent and nature of any failure to comply with the foregoing provisions of this paragraph.

The Tenant shall, at its own expense, promptly remedy any damage to the Premises and the Development caused by such event within the Premises or by the performance of the Tenant's obligations under this paragraph as a result of such occurrence. If the Tenant fails to do so, the Landlord may at its option remedy the damage, and may recover its cost and expenses of so doing from the Tenant as additional rental under the Lease.

If any governmental authority having jurisdiction shall require the clean-up of any Hazardous Substances held, released, spilled, abandoned or placed upon the Premises or the Development or released into the environment by the Tenant in the course of the Tenant's business or as a result of the Tenant's use or occupancy of the Premises, then the Tenant shall promptly, at its own expense, prepare all necessary studies, plans and proposals and submit the same for approval, provide all bonds and other security required by governmental authorities having jurisdiction and carry out the work required and shall keep the Landlord fully informed and provide to the Landlord full information with respect to the proposed plans and comply with the Landlord's reasonable requirements with respect to such plans. The Tenant agrees that if the Landlord determines, in its own discretion, that the Landlord, its property or its reputation is placed in any jeopardy by the requirement for any such work, the Landlord may itself undertake such work or any part thereof at the cost and expense of the Tenant.

4.  Enquiries by Landlord

The Tenant hereby authorizes the Landlord to make enquiries from time to time of any government or governmental agency with respect to the Tenant's compliance with any and all laws and regulations pertaining to the Tenant, the Tenant's business and the Premises including without limitation Laws, Regulations and Orders pertaining to Hazardous Substances and the protection of the environment; and the Tenant covenants and agrees that the Tenant will from time to time provide to the Landlord such written authorization as the Landlord may reasonably require in order to facilitate the obtaining of such information. Without limiting the generality of the foregoing, the Landlord shall have the right, during the last 3 months of the Term, to cause an independent environmental audit or assessment of the Premises or the Building to be performed, and if such audit or assessment indicates the presence of Hazardous Substances the Tenant shall bear the cost of such audit or assessment, together with the cost of the clean-up, removal, containment, treatment, detoxification or neutralization, as the case may be, of such Hazardous Substances except as provided for in Section 2 Schedule C.

5.  Event of Default

The presence of any Hazardous Substances in the Premises without the prior written approval of the Landlord shall be considered to be an Event of Default for the purposes of the Lease.

6.  Ownership of Hazardous Substances

If the Tenant shall bring or create upon the Development or the Premises any Hazardous Substance or if the conduct of the Tenant's business shall cause thereto be any Hazardous Substance upon the Development or the Premises then, notwithstanding any rule of law to the contrary, such Hazardous Substance shall be and remain the sole and exclusive property of the Tenant and shall not become the property of Landlord notwithstanding the degree of affixation of the Hazardous Substance or the goods containing the Hazardous Substance to the Premises or the Development and notwithstanding the expiry or earlier termination of this Lease.

7.  Survival of Covenants

The obligations of the Tenant hereunder relating to Hazardous Substances shall survive the expiry or earlier termination of this Lease save only that, to the extent that the performance of those obligations requires access to or entry upon the Premises or the Development or any part thereof, the Tenant shall have such entry and access only at such times and upon such terms and conditions as the Landlord may from time to time specify; and the Landlord may, at the Tenant's cost and expense, itself or by its agents, servants, employees, contractors and subcontractors, undertake the performance of any necessary work in order to complete such obligations of the Tenant; but having commenced such work, the Landlord shall have no obligation to the Tenant to complete such work.

                                   SCHEDULE D

                              RULES AND REGULATIONS

The Tenant covenants and agrees that the Rules and Regulations which follow shall in all respects be observed and performed by the Tenant, its employees and agents and, to the extent the Tenant can require the same, by its invitees and others, over whom the Landlord shall have available to it all remedies provided in this Lease and all other legal remedies available at law or in equity upon a breach of the Rules and Regulations by the Tenant. The Landlord may terminate this Lease forthwith upon such breach if, after notice of such breach, the Tenant fails to remedy or commence to remedy such breach within ten (10) days or fails to diligently continue to rectify such breach or such greater or lesser period of time specified for rectification of non-monetary breaches by the Tenant in this Lease. The Tenant acknowledges that the Landlord has no obligation to enforce the Rules and Regulations, and the Landlord shall not be liable for failure to enforce the Rules and Regulations. The Rules and Regulations include, without limitation, the following:

(1) Animals or Birds and Bicycles:

    No animals or birds or bicycles shall be kept in the Premises. Bicycles may not be brought into the Premises except as directed by the Landlord and in no event may bicycles be brought into any elevators serving the Building.

(2) Care of Interior and Exterior (if applicable) of Premises:

    The Tenant shall keep the interior of the Premises clean, orderly and tidy. The Tenant shall keep perishable items properly refrigerated. The Tenant shall deposit all debris, trash and refuse in areas, at times and in such manner as the Landlord shall reasonably designate.

(3) Use of the Premises:

    No one shall use the Premises for sleeping quarters.

(4) Windows:

    The Tenant shall observe strict care not to allow windows admitting light into the Premises to be opened or remain open so as to admit rain or snow, or so as to interfere with the heating of the Premises or the air conditioning of the Premises or of the Building. The Tenant will be responsible for any injury caused to the property of other tenants or to the property of the Landlord by failure on the part of the Tenant to observe this rule.

(5) Furniture, Effects and Supplies:

    Furniture, effects and supplies shall not be taken into or removed from the Premises except at such times and in such manner as may be previously approved by the Landlord.

(6) Building Security:

    The Landlord shall have the right to require all persons entering and leaving the Building at hours other than normal business hours, which are defined as between 8:00 a.m. and 6:00 p.m., Monday through Friday, to identify themselves to a watchman or security guard.

(7) Electrical and Communications Wiring

    The Landlord shall direct the location and manner of installation of all wiring and equipment in the Premises. There shall be no boring, cutting or installation of telephone, telegraphic, electric or other wiring without the written consent of the Landlord.

(8) Loading, Unloading, Delivery

    Deliveries, shipments and all loading and unloading of items to and from the Premises by means of such doorways, corridors and in such manner as the Landlord shall reasonably designate.

(9) Use of Elevators

    Elevators shall not be used for the movement of furniture, freight, supplies or equipment without the prior approval of the Landlord, and shall be left in clean condition following use.

(10)     Obstruction of Plumbing and Washroom Facilities and Common Areas

    The Tenant will not use or permit its employees, agents or invitees to use the plumbing or washroom facilities of the Premises or the Common Areas and Facilities for any purpose other than that for which they are constructed.

(11)     Overloading of Floors

    Unless otherwise specifically permitted in the Lease, the Tenant shall not permit any floor of the Premises to be loaded to more than (500) pounds per square feet live load. All safes and other heavy objects liable to injure or destroy any part of the Premises or the Building or Development shall be moved at such times, by such means and by such persons as the Landlord shall reasonably direct. Upon the termination of the Lease the Tenant shall forthwith inform the Landlord in writing of the combinations of all locks, safes and vaults in or on the Premises.

(12)     Restriction on Dangerous Materials

    The Tenant shall not keep, use, sell or offer for sale in the Premises anything of a dangerous, inflammable or explosive nature except as provided for in Section 2, Schedule C.

(13)     Signs, Advertising and Displays

    The Tenant shall not without the written consent of the Landlord, erect exterior signs, install window or door signs, affix window or door lettering, erect awnings or canopies or display advertising media or devices which may be seen or heard outside the Premises. The Tenant shall remove forthwith all signs, lettering, awnings, canopies and displays which are found by the Landlord to be objectionable. The Tenant shall indemnify and save harmless the Landlord from all claims, demands, loss or damage to any person or property arising out of or in any way caused by the erection, maintenance, or removal of any sign or other installation erected or installed on or about the exterior of the Premises. The Tenant shall at its own expense, maintain in good condition and repair all such signs, lettering, awnings, canopies and displays, and shall observe and comply with all requirements of any competent authority regarding the erection and maintenance of signs including the payment of license or other fees.

(14)     Use of Entrances, Etc.

    The sidewalks, entrances, lobbies, elevators, stairways and corridors of the Premises, Building or Development shall not be obstructed by the Tenant or used by it for any other purpose than for ingress and egress to and from the Premises and the Tenant shall not place or allow to be placed in any such areas any waste paper, dust, garbage, refuse or anything whatever that shall tend to make such areas appear unclean or untidy.

(15)     Refuse/Garbage

    All garbage disposal containers used by the Tenant must be covered, locked and maintained by the Tenant and at the Tenant's expense in such a manner as not to cause refuse or litter of any nature within the vicinity of the container or which will cause discomfort or damage to neighbouring tenants. Should the Tenant not observe the aforesaid provision then the Landlord will have the right to remedy and clean up with all costs to be charged to the Tenant. The Landlord and any person authorized by the Landlord shall have the right without unduly interfering with the Tenant's business to relocate garbage disposal containers within the Development or other adjacent lands owned or managed by the Landlord. The Tenant shall comply, at its own expense with all federal, provincial and municipal, fire, sanitary and safety laws and regulations and by-laws pertaining to the use of the Premises and surrounding area.

(16)     Odours

    The Tenant shall not permit or allow odours, vapours, steam, water, vibrations, noises or other undesirable effects to emanate from the Premises or any equipment or installation therein which, in the Landlord's opinion, are objectionable or cause any interference with the safety, comfort or convenience of the Building by the Landlord or any occupants thereof or their invitees.

(17)     Pest Control

    The Tenant shall, at its expense and at such reasonable intervals as the Landlord may require, use such pest extermination contractors for the Premises as the Landlord may direct. If the Tenant fails to exercise such pest control measures as so directed by the Landlord, the Landlord shall have the right, at its option, to exercise such pest control measures for the Premises, and 115% of the cost thereof shall be payable forthwith by the Tenant upon demand by the Landlord.

(18)     Smoking

    Smoking is prohibited in the Common Areas and Facilities. Smoking includes the carrying of a lighted cigar, cigarette, pipe or other lighted smoking equipment. The Tenant shall ensure that its employees, agents, contractors, invitees and licensees abide by this rule.

                                   SCHEDULE E

                                OPTION TO EXTEND


Provided that; the Tenant has duly and regularly paid all net rent, additional rent and any other sums required to be paid pursuant to the Lease and within the times and the manner set out in the Lease; and the Tenant has duly and regularly observed and performed each and every one of the terms, covenants and conditions contained in the Lease on its part to be observed and performed and within the times and in the manner set out in the Lease; and the Tenant has given written notice to the Landlord at least six (6) months and no earlier than twelve (12) months prior to the expiration of the initial Term that it is exercising this Option to Extend; and so long as the Tenant is UV SYSTEMS TECHNOLOGY INC. and is itself in possession of and conducting its business in the whole of the Premises in accordance with the terms of the Lease; then the Landlord will grant the Tenant the right to extend the Term of the Lease for the Premises on an "as is" basis for a further period of Five (5) years (the "Extended Term") commencing upon the expiration of the initial Term on such terms and conditions as are contained in the Lease, save and except for:

(a) the Tenant shall not be entitled to the benefit of or to receive any leasehold improvement allowance or any payments by the Landlord to the Tenant;

(b) the Annual Net Rent for the Extended Term will be based on the Landlord's prevailing rental rates for similar space in the Building at the time of exercise by the Tenant of this option to extend, but in no event shall such Annual Net Rent be less than the Tenant's Annual Net Rent for the initial Term;

(c)      there shall be no further right of extension.

If the Tenant fails to give the appropriate notice within the time limit set out herein for extending the Term, then this Option to Extend shall be null and void and of no further force or effect.

If the Tenant gives such appropriate notice within the time limit set out herein for extending the Term, it shall forthwith execute all documentation submitted by the Landlord prior to the commencement of the Extended Term.